Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         North American Mortgage Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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      [x]  No fee required.
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.
      (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee
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      [ ]   Fee paid previously with preliminary materials.
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      [    ] Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:
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

                                     LOGO

                      NORTH AMERICAN MORTGAGE COMPANY(R)

Executive Headquarters:                        Mailing Address:
3883 Airway Drive                              P.O. Box 808005
Santa Rosa, California                         Petaluma, California 94975-8008
(707) 546-3310

                                April 29, 1997

Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of North American Mortgage Company(R). The meeting will be held on May 28, 1997 at 10:00 a.m., New York time, at The Chase Manhattan Bank, 270 Park Avenue, Third Floor, New York, New York. We hope you will be able to attend and hear management's report to stockholders. The formal notice and proxy statement for this meeting are on the following pages. We request you read the proxy statement carefully.

     It is important that you sign, date, and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person if you desire, but returning your proxy card now will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important.

     The directors and officers of the Company look forward to meeting with you.


/s/John F. Farrell, Jr.                 /s/Terrance G. Hodel
-----------------------                 --------------------
John F. Farrell, Jr.                    Terrance G. Hodel
Chairman of the Board and               President and
Chief Executive Officer                 Chief Operating Officer

                                     LOGO

                      NORTH AMERICAN MORTGAGE COMPANY(R)

                           ------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held May 28, 1997

To the Stockholders:

     The Annual Meeting of Stockholders of North American Mortgage Company(R) (the "Company") will be held at The Chase Manhattan Bank, 270 Park Avenue, Third Floor, New York, New York on May 28, 1997 at 10:00 a.m., New York time, and at any adjournment thereof, for the following purposes:

     1. To elect eight directors to serve on the Board of Directors.

     2. To approve an amendment to the Company's Employee Stock Purchase Plan.

     3. To approve an amendment to the Company's Incentive Stock Option Plan.

     4. To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

     5. To consider and transact such other business as may properly come before the meeting and any adjournment thereof.

     A complete list of the stockholders entitled to vote at the meeting, including the address and number of shares registered in the name of each such stockholder, will be open for examination by any such stockholder, for any purpose germane to the meeting, at the Company's corporate office (3883 Airway Drive, Santa Rosa, California) during ordinary business hours for ten days before the date of the meeting. The list also will be available for inspection at the meeting.

     Only stockholders of record at the close of business on March 31, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/Carolyn Owens Vogt
                                          CAROLYN OWENS VOGT
                                          Secretary

April 29, 1997

     YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER PROXY SOLICITATION. PLEASE MAIL YOUR PROXY TODAY.

                                     LOGO

                      NORTH AMERICAN MORTGAGE COMPANY(R)
                              3883 Airway Drive
                          Santa Rosa, CA 95403-1699

                           ------------------------

                               PROXY STATEMENT

                           ------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 28, 1997

                                   GENERAL

     This proxy statement is furnished to stockholders of North American Mortgage Company(R) (the "Company") in connection with the solicitation by its Board of Directors (the "Board") of proxies to be voted at the 1997 Annual Meeting of Stockholders to be held at The Chase Manhattan Bank, 270 Park Avenue, Third Floor, New York, New York, on May 28, 1997 at 10:00 a.m., New York time, and at any adjournment thereof (the "Annual Meeting"). The Company expects to first mail its proxy soliciting materials for the Annual Meeting on or about April 29, 1997 to all stockholders entitled to vote at the Annual Meeting.

     The address of the principal executive office of the Company is 3883 Airway Drive, Santa Rosa, California, 95403-1699, and its telephone number is (707) 546-3310.

Annual Report

     The Annual Report of the Company for the year ended December 31, 1996 was previously furnished to all stockholders entitled to vote at the Annual Meeting. It is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Solicitation by the Board of Directors; Revocation of Proxies

     The proxy in the form enclosed is solicited by the Board of Directors. A proxy may be revoked by the stockholder prior to exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person.

Costs of Solicitation

     The entire cost of soliciting these proxies will be borne by the Company. The Company may make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy material to beneficial owners of the Company's stock and may reimburse them for their expenses in so doing. The Company has retained Morrow & Co. to assist in obtaining proxies from brokers and nominees at an estimated cost of $6,000 plus out-of-pocket expenses.

     Proxies may be solicited personally or by telephone, telegram or mail by directors, officers and other employees of the Company without additional compensation for such services.

Voting of Board of Directors' Proxies

     The shares represented by the Board of Directors' proxies will be voted FOR the election of the Board of Directors' nominees for the Board of Directors, FOR the approval of the amendment to the Company's Employee Stock Purchase Plan, FOR the approval of the amendment to the Company's Incentive Stock Option Plan, FOR the ratification of the appointment of Ernst & Young LLP as independent public accountants and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting, if no contrary instruction is indicated on the proxy.

Shares Outstanding, Voting Rights and Record Date

     There were 14,059,485 shares of Common Stock, $0.01 par value, (the "Common Stock") of the Company outstanding at the close of business on March 31, 1997. Each share of Common Stock is entitled to one vote at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately.

     There are no cumulative voting rights.

     Pursuant to the By-Laws of the Company, the Board of Directors has fixed the close of business on March 31, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information concerning the beneficial ownership of Common Stock of the Company by each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of such Common Stock.

                                                               Amount and
                                                                 Nature
                                                               Beneficial        Percent
               Name and Address of Beneficial Owner             Ownership        of Class
        --------------------------------------------------  -----------------    --------

        Wellington Management Company, LLP(1).............   1,499,600 shares        10.7
          75 State Street
          Boston, MA 02109
        FMR Corp.(2)......................................   1,096,700 shares         7.8
          82 Devonshire Street
          Boston, MA 02109-3614
        Private Capital Management(3).....................     844,700 shares         6.0
          3003 Tamiami Trail North
          Naples, FL 34103
        The Hartford Investment Management Company(4).....     803,800 shares         5.7
          Hartford Capital Appreciation Fund, Inc.
          c/o ITT HARTFORD GROUP, INC.
          Hartford Plaza
          Hartford, CT 06115

---------------

(1) Based upon a Schedule 13G filing of Wellington Management Company, LLP ("WMC"), WMC is an investment advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. As of December 31, 1996, WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of 1,499,600 shares of Common Stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class, other than Hartford Capital Appreciation Fund, Inc., as described in footnote (4), below. As of December 31, 1996, WMC shared voting power with respect to 898,800 shares and shared dispositive power with respect to all of such shares.

(2) Based solely upon information furnished to the Company by FMR Corp., as of April 15, 1997. FMR Corp., the parent company to Fidelity Management & Research Company ("Fidelity"), may be deemed to have beneficial ownership of 1,096,700 shares of Common Stock that are beneficially owned by Fidelity, in its capacity as investment advisor to various investment companies and certain other funds. The ownership of one investment company, Fidelity Low-Priced Stock Fund, equals 840,500 shares of Common Stock. FMR Corp. has no voting power and sole dispositive power with respect to all of the 1,096,700 shares of Common Stock. Sole voting power of all of said shares is held by an independent board of trustees.

(3) Represents shares reported to the Company by Private Capital Management ("PCM") as being held by PCM as of February 28, 1997. PCM is an investment advisor that has shared investment power with respect to all of the shares it holds for its investment advisory clients. PCM disclaims voting power with respect to all of said shares.

(4) Based upon a Schedule 13G filing of The Hartford Investment Management Company ("HIMCO") and Hartford Capital Appreciation Fund, Inc., as of December 31, 1996, HIMCO shared voting and dispositive power with respect to all of the shares indicated above in its capacity as investment advisor of Hartford Capital Appreciation Fund, Inc., a mutual fund that is the beneficial owner of such shares. All of such shares are part of the 1,499,600 shares held by WMC, as noted in footnote (1), above.

                                 PROPOSAL ONE

                            ELECTION OF DIRECTORS

Nominees

     A board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's eight nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy or the size of the Board of Directors will be reduced. The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

     The names of the nominees, all of whom are currently directors of the Company, and certain information about them, are set forth below.

   Name of Nominee                                   Position                          Age
---------------------        --------------------------------------------------------  ----

John F. Farrell, Jr..        Chairman of the Board, Chief Executive Officer and
                             Director                                                    59
Terrance G. Hodel....        President, Chief Operating Officer and Director             54
William L. Brown.....        Director                                                    75
William F. Connell...        Director                                                    58
Magna L. Dodge.......        Director                                                    50
William O. Murphy....        Director                                                    62
Robert J. Murray.....        Director                                                    55
James B. Nicholson...        Director                                                    53

     JOHN F.  FARRELL,  JR.  has been  Chairman  of the Board,  Chief  Executive
Officer and Director of the Company and of the General Partner of the predecessor of the Company (the "General Partner") since 1985. Mr. Farrell practiced corporate law in New York City for six years and then joined Merrill Lynch in its investment banking division. He was a partner of Oppenheimer & Co. from 1971 to 1981. Since 1981, Mr. Farrell has been an investor involved in the purchase and management of various companies. He presently is a director of Automatic Service Company, a food services and vending company and also a member of the Board of Trustees of Boston College and the Kennedy Library Foundation. He holds a B.S. and M.S. from New York University and an L.L.M. and L.L.B. from New York University Law School.

     TERRANCE G. HODEL has been President, Chief Operating Officer and a Director of the Company and of the General Partner since 1985. He joined Wells Fargo Mortgage Company in 1979 as President and Chief Executive Officer. Prior thereto, from 1975 to 1979, Mr. Hodel held the positions of Executive Vice President of Sutro Mortgage Investment Trust and Senior Vice President of Ralph
C. Sutro Company. From 1972 to 1975, Mr. Hodel served as Vice President of Ralph
C. Sutro Company. Mr. Hodel was a member of the National Advisory Council of FNMA from 1991 to 1994. He has been a member of the Board of Trustees of the Mortgage Bankers Association of America since 1992 and a member of the Board of Directors of the California Mortgage Bankers Association since 1991. Mr. Hodel received an M.B.A. from Stanford University and a B.A. from Pomona College.

     WILLIAM L. BROWN became a Director in March 1992. Mr. Brown served as Chairman and Chief Executive Officer of both the First National Bank of Boston ("FNBB") and the Bank of Boston Corporation ("BKBC") from 1983 to 1987 and continued as Chairman of the Board of both FNBB and BKBC until his retirement in 1989. He also served as a Director of FNBB from 1969 to 1992 and BKBC from 1970 to 1992. Mr. Brown is also a member of the Board of Directors of the following organizations: G.C. Companies; Standex International Corporation; Ionics, Incorporated; and Bradley Real Estate Trust. Mr. Brown received an M.B.A. from Harvard Business School.

     WILLIAM F. CONNELL became a Director in March 1993. Since 1987, Mr. Connell has been Chairman and Chief Executive Officer of Connell Limited Partnership, a company primarily involved in metals recycling and the manufacture of industrial products. Prior to forming Connell Limited Partnership, Mr. Connell was

Chairman and Chief Executive Officer of Avondale Industries, Inc., which was spun off from the Ogden Corporation in 1985. Mr. Connell was appointed to the Board of Directors of Ogden Corporation in 1973, became Executive Vice President in 1980, and was appointed to the Management Committee of the Board of Directors in 1983. Mr. Connell currently serves as a director of the Bank of Boston Corporation and its subsidiary, The First National Bank of Boston; Arthur D. Little, Inc.; Harcourt General, Inc. (formerly General Cinema Corporation); LCI International, Inc.; and Teksid Aluminum Foundry, Inc., an affiliate of FIAT. Mr. Connell is former chairman of the Greater Boston Chamber of Commerce and a former director of the Massachusetts Business Roundtable. He also is a Trustee Associate of Boston College and a former member of the Board of Directors of the Associates of the Harvard Business School. Mr. Connell is active in numerous community and cultural organizations in Boston, Massachusetts. He is a graduate of Boston College and received an M.B.A. from Harvard Business School.

     MAGNA L. DODGE became a Director in June 1995. In 1997, she joined Lehman Brothers Inc. as a Senior Vice President, specializing in media and telecommunications. From 1994 to 1996, she was a financial consultant and President of Magna Dodge & Company, Inc., specializing in the telecommunications industry. From 1975 to 1994, Ms. Dodge served as a Managing Director at Manufacturers Hanover/Chemical Bank. Ms. Dodge currently serves on the Board of Trustees of Middlebury College in Vermont. She is a graduate of Middlebury College and received an M.B.A. from Harvard Business School.

     WILLIAM O. MURPHY became a Director in July 1993. In 1960, he became associated with the law firm of Simpson Thacher & Bartlett, New York City and was a partner at such firm from 1969 to 1994. While at Simpson Thacher & Bartlett, Mr. Murphy specialized in financing and credit-related transactions. He is a graduate of Holy Cross College and received an L.L.B. degree from Columbia Law School.

     ROBERT J. MURRAY became a Director in March, 1995. Since December 1995, he has been Chairman of the Board, Chief Executive Officer and President of New England Business Services, Inc., a supplier of business forms and related products. From 1991 to 1995, he was Executive Vice President, North Atlantic Group of The Gillette Company, a manufacturer of grooming, stationery and oral care products. Mr. Murray joined The Gillette Company ("Gillette") in 1961. During 1990, he served as Vice President, Chairman's Office of Gillette and from 1985 to 1990 as Chairman of the Board of Management of Braun AG, one of Gillette's German subsidiaries. In 1987, he was elected a Corporate Vice President of Gillette. From 1982 to 1985, Mr. Murray was President of the Gillette Paper Mate Division. From 1980 to 1982, he was Group General Manager for Braun AG, Germany. From 1978 to 1980, he served as Managing Director for
Braun UK. Mr. Murray is also a director of Allmerica Financial Corporation; Fleet National Bank; and LoJack Corporation. He also serves on the Board of Trustees of Boston College and is an overseer of the Boston Symphony Orchestra. Mr. Murray is a graduate of Boston College and received an M.B.A. from Northeastern University. Mr. Murray is also a graduate of the Advanced Management Program at Harvard University.

     JAMES B. NICHOLSON became a Director in March 1992. Since 1979, Mr. Nicholson has served as President and Chief Executive Officer of Pressure Vessel Services, Inc., a manufacturer and distributor of inorganic chemicals and related services. Mr. Nicholson currently serves as a director of the Handelman Company. Mr. Nicholson received a B.A. in economics from Stanford University and was awarded an M.B.A. from the University of Chicago and an M.S. from the London School of Economics and Political Science.

     There is no family relationship among the directors or executive officers.

Vote Required

     Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a relatively larger number of votes.

Security Ownership of Management

     The following table sets forth information as of April 15, 1997 concerning the beneficial ownership of Common Stock of the Company by each director and nominee, by each of the named executive officers and all directors and executive officers of the Company as a group. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown.

                                                          Amount and Nature of     Percent
                              Name                        Beneficial Ownership     of Class
        ------------------------------------------------  --------------------     --------

        John F. Farrell, Jr.............................          550,282(1)          3.9%
        Terrance G. Hodel...............................          304,610(2)          2.2
        William L. Brown................................           15,000(3)            *
        William F. Connell..............................           15,000(3)            *
        Magna L. Dodge..................................           11,000(4)            *
        William O. Murphy...............................           14,000(3)            *
        Robert J. Murray................................           13,000(5)            *
        James B. Nicholson..............................           15,000(3)            *
        Harold B. Bonnikson.............................           95,423(6)            *
        Martin S. Hughes................................          170,264(7)          1.2
        Michael G. Conway...............................          124,032(8)            *
        Directors and Officers as a Group (14
          persons)......................................        1,464,405(9)         10.5

---------------
 *  Less than one percent

(1) Includes options for 216,667 shares presently exercisable.

(2) Includes options for 216,667 shares presently exercisable. Also includes 3,800 shares held by Mr. Hodel for his children under the California Uniform Transfers to Minors Act (the "Act"), as to which Mr. Hodel disclaims beneficial ownership. Mr. Hodel has full power and authority, as custodian under the Act, to vote and to dispose of such shares. Also includes 2,300 shares held by one of Mr. Hodel's children as to which Mr. Hodel disclaims beneficial ownership. Mr. Hodel does not have the power to vote or dispose of such shares.

(3) Includes options for 13,000 shares presently exercisable.

(4) Includes options for 11,000 shares presently exercisable.

(5) Includes options for 12,000 shares presently exercisable.

(6) Includes options for 84,999 shares presently exercisable.

(7) Includes options for 72,499 shares presently exercisable.

(8) Includes options for 84,166 shares presently exercisable.

(9) Includes options for 900,663 shares presently exercisable.

Board of Directors Meetings and Committees

     The Board of Directors of the Company held a total of five meetings during 1996.

     The Audit Committee of the Board of Directors, which currently consists of Directors William L. Brown (Chairman), William F. Connell, Robert J. Murray, and Magna L. Dodge, held two meetings during 1996. The Audit Committee is responsible for the task of overseeing the Company's financial reporting and internal financial controls. The Audit Committee's functions include, but are not limited to, reviewing audit results and the adequacy of internal controls, engaging and discharging auditors and reviewing the audit plan. Additionally, the Audit Committee reviews and approves the services rendered by the auditors and their fees for such services. The Audit Committee also reviews interim financial statements and conducts corporate investigations where warranted and it recommends engagement of the Company's independent public accountants.

     The Compensation Committee of the Board of Directors, which currently consists of Directors James B. Nicholson (Chairman), William L. Brown, William
F. Connell, William O. Murphy, and Robert J. Murray, held three meetings during 1996. The Compensation Committee is responsible for recommending to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation of the senior executives of the Company, including reviewing the salaries of senior executives, and recommending bonuses and other forms of additional compensation for them, for establishing and reviewing policies regarding management perquisites and for administering the Company's Employee Stock Purchase Plan and the Incentive Stock Option Plan.

     In October 1995, the Board of Directors established a Nominating Committee of the Board of Directors and appointed Director William O. Murphy as Chairman. In July 1996, three additional directors were appointed to the Committee by the Board of Directors, William F. Connell, Magna L. Dodge and Robert J. Murray. The Nominating Committee is responsible for (i) considering potential candidates for election to the Board of Directors, (ii) considering proposals to add members of management to the Board of Directors, (iii) considering recommendations by stockholders for election to the Board of Directors, (iv) recommending a slate of candidates to be proposed for election to the Board of Directors at the annual meeting of the Company or other appropriate meeting, (v) recommending a person for election to the Board of Directors in order to fill a vacancy, provided, the Board of Directors decides that the vacancy should be filled, and
(iv) such functions as shall be delegated to the Committee by the Board of Directors. The Nominating Committee held no meetings in 1996. The Nominating Committee has not established procedures to be followed by security holders in submitting recommendations for election to the Board of Directors.

Certain Transactions

     The Company has made mortgage loans in the ordinary course of business to certain of its executive officers as follows:

                                                        Largest Aggregate           Amount
                                                              Amount           Outstanding as of
                                                          Outstanding of        April 15, 1997
                                  Nature of             Indebtedness Since        or Date of         Interest
          Name                   Relationship            January 1, 1996            Sale(1)            Rate
------------------------  --------------------------    ------------------     -----------------     --------

Terrance G. Hodel         President, Chief Operating         $584,688              $ 576,879           7.875%(2)
                            Officer, Director
Harold B. Bonnikson       Executive Vice President,          $427,300(3)           $ 399,737           6.625%
                            Manager of Residential
                            Production
Michael G. Conway         Executive Vice President,          $131,814(4)           $ 128,345           6.125%
                            Manager of Secondary
                            Marketing and Credit
                            Risk Management
Martin S. Hughes          Executive Vice President,          $411,210              $ 405,443           7.625%(2)
                            Chief Financial Officer
                            and Treasurer
Gary F. Moore             Executive Vice President,          $197,955              $ 195,604           7.5  %
                            Manager of Information
                            Technology, Human
                            Resources and Training
Robert A. Rosen           Executive Vice President,          $424,000              $ 422,367           7.375%(2)
                            Manager of Loan
                            Administration

---------------

(1) For mortgage loans owned or serviced by the Company, the amount is as of April 15, 1997. For all other mortgage loans, the amount is as of the date of sale of the loan or the servicing of the loan to mortgage loan investors or servicers. All mortgage loans have a 30-year term, unless otherwise noted below.

(2) Interest on this mortgage loan is payable at a variable interest rate. The beginning rate is shown.

(3) The mortgage loan is amortized over 15 years.

(4) The mortgage loan is amortized over 30 years with the unpaid principal balance being due five years from the date of origination.

     The terms of such mortgage loans are substantially similar to those provided by the Company to other employees of the Company and to the public. A one percent origination fee and approximately $585 of miscellaneous charges are waived for mortgage loans to all employees of the Company for a principal residence and were waived for loans made to the above-named officers. It is Company policy not to waive such fees more than one time per calendar year.

Termination Agreements and Severance Pay Plan

  Termination Agreements

     Each of the executive officers named in the Summary Compensation Table below has entered into an agreement with the Company which provides, in general, that if employment is terminated for any reason other than cause or by reason of death, disability or retirement, or a change of control occurs and the executive voluntarily terminates his employment for good reason as provided in the agreement, such executive will be entitled to certain severance payments. In the case of termination for any reason other than cause or death, disability or retirement, the Chief Executive Officer and the President of the Company will be entitled to receive, in 12 substantially equal installments, an amount equal to the sum of 12 months salary and the average of the sum of the last three annual bonuses earned by him, in addition to any amounts payable under the Company's severance plan for executives described below. Additionally, for a period of 12 months following such termination of employment, such executive will continue to receive medical and life insurance benefits as if he were still employed by the Company. In the event of a change of control and, within 12 months of such change, the Chief Executive Officer or President voluntarily terminates his employment for good reason, upon prior written notice, such executive will receive the amounts referenced above in one lump sum payment. The agreements provide that in no event shall the aggregated payments to the Chief Executive Officer be less than those which would be made to the President under his agreement, if he were terminated for the same reason at the same time.

     All other executives named in the Summary Compensation Table will receive payments under the same circumstances and subject to the same limitations; however, the amount of payment will be equal to 75% of the sum of 12 months salary and the average of the sum of the last three annual bonuses earned by such executive. All of the agreements also provide that, during the term of employment and for a period of one year after the termination of employment, the executive shall keep certain information confidential and shall not solicit or otherwise encourage employees, agents or representatives of the Company to terminate their employment with the Company. The solicitation restriction will terminate after nine months from the date of termination of employment, in the case of an executive who is not the Chief Executive Officer or the President. With respect to all termination agreements of executive officers, including the Chief Executive Officer and the President, if the amount to be paid upon termination pursuant to any agreement, when added to any other payments received upon termination, are considered parachute payments resulting in a loss of a deduction to the Company under the Internal Revenue Code, then payments shall be limited to the greatest amount which may be paid to such executive without causing any loss of deduction. In addition, severance benefits are not payable under any termination agreement, unless the executive first executes a release of all claims against the Company.

  Severance Pay Plan

     The Company also has in effect the Senior Executive Severance Pay Plan, under which, in addition to the payments described above, in the event of an involuntary termination of any of the named executive officers without cause, except terminations upon death, disability or retirement, such executive shall receive a lump sum amount equal to the sum of one year's salary and the average of the sum of the last three annual bonuses earned by him multiplied by a severance percentage as follows: (1) for the Chief Executive Officer and the President, such percentage shall be 100%; and (2) for all other named executive officers, such percentage shall be 75%. No executive shall receive such severance payments unless the Company has received a release signed by such executive, releasing and discharging the Company from any claim, liability or obligation in respect of or arising out of employment or termination thereof. In addition, if the Company fails to issue an oral or written notice of termination to the executive at least two weeks prior to the termination, such executive shall receive an additional lump sum amount equal to 2/52 of the severance payment described above.

Director Compensation

     Members of the Board of Directors who are not employees of the Company ("Non-employee Directors") receive $5,000 for each Board meeting attended. Non-employee Directors who are members of committees of the Board receive $1,000 for each committee meeting attended. Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors and Committees. Also, pursuant to the Company's Incentive Stock Option Plan, Non-employee Directors receive an option to purchase 10,000 shares of Common Stock of the Company when each first becomes a member of the Board of Directors. Additionally, on each date that the Company holds its annual meeting each year, each Non-employee
Director receives an option to purchase 1,000 shares of Common Stock at the price of the Common Stock on the date of such meeting.

Executive Compensation

     The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers, information concerning compensation paid for services to the Company in all capacities during the years ended December 31, 1996, December 31, 1995 and December 31, 1994.

                          Summary Compensation Table

                                                                         Long-Term
                                                                        Compensation
                                                                           Awards
                                          Annual Compensation           ------------
                                     ------------------------------      Securities       All Other
                                               Salary       Bonus        Underlying      Compensation
    Name and Principal Position      Year        $           $(1)       Options (#)        $(2)(3)
-----------------------------------  ----     --------     --------     ------------     ------------

John F. Farrell, Jr. ..............  1996     $556,521     $225,000         50,000(4)     $   33,250(5)
  Chairman of the Board and          1995     $399,996     $265,500         37,500(6)     $   26,600
  Chief Executive Officer            1994     $399,996     $      0         75,000(7)     $   16,000
Terrance G. Hodel..................  1996     $558,696     $225,000         50,000(4)     $   33,250(5)
  Director, President and Chief      1995     $399,996     $265,000         37,500(6)     $   26,600
  Operating Officer                  1994     $399,996     $      0         75,000(7)     $   16,000
Harold B. Bonnikson................  1996     $272,796     $155,000         10,000(4)     $   19,050(5)
  Executive Vice President,          1995     $170,835     $298,709         10,000(6)     $    6,000
  Manager of Residential             1994     $200,004     $      0         20,000(7)     $    8,000
  Production
Martin S. Hughes...................  1996     $271,521     $ 95,000         10,000(4)     $   14,400
  Executive Vice President,          1995     $200,004     $110,000         10,000(6)     $   12,400
  Chief Financial Officer            1994     $200,004     $      0         20,000(7)     $    8,000
  and Treasurer
Michael G. Conway..................  1996     $233,700     $ 75,000          7,500(4)     $   14,250(5)
  Executive Vice President,          1995     $200,004     $ 80,000         10,000(6)     $   11,200
  Manager of Secondary               1994     $200,004     $      0         20,000(7)     $    8,000
  Marketing and Credit Risk
  Management

---------------

(1) With respect to all of the 1996 bonuses, amounts include payments made by the Company in 1997 for 1996 and exclude payments made in 1996 for 1995. With respect to 1995 bonuses, amounts include payments made by the Company in 1996 for 1995.

(2) Includes contributions made by the Company on behalf of the named executive officer under the retirement plan portion of the Company's Retirement and 401(k) Savings Plan, a defined contribution plan. Contributions for each of the above executive officers were $6,000, 1996; $6,000, 1995; and $6,000, 1994.

(3) Includes amounts credited by the Company to the executive officer's account established under the Company's Supplemental Executive Retirement Plan ("SERP"). Contributions for Mr. Farrell were $25,000, 1996; $20,600, 1995; and $10,000, 1994; for Mr. Hodel were $25,000, 1996; $20,600, 1995; and
    $10,000,  1994; for Mr. Bonnikson were $10,800,  1996; $0, 1995; and $2,000,
    1994; for Mr. Hughes were $8,400,  1996; $6,400, 1995; and $2,000, 1994; and
    for Mr. Conway were $6,000, 1996; $5,200, 1995; and $2,000, 1994. The amount of the 1994 contributions to the Company's SERP for certain of the named executive officers has changed from the 1994 proxy statement disclosure as a result of recalculations of the 1994 contributions.

(4) Represents qualified stock options granted on February 14, 1996, under the Company's Incentive Stock Option Plan, to purchase, subject to certain conditions, the stated number of shares of Common Stock at an exercise price of $25.875 per share.

(5) Includes a contribution of $2,250 for 1996 made by the Company on behalf of each of the named executive officers under the 401(k) savings plan portion of the Company's Retirement and 401(k) Savings Plan.

(6) Represents qualified stock options granted on February 14, 1995, under the Company's Incentive Stock Option Plan, to purchase, subject to certain conditions, the stated number of shares of Common Stock at an exercise price of $16.1875 per share.

(7) Represents qualified stock options granted on February 9, 1994, under the Company's Incentive Stock Option Plan, to purchase, subject to certain conditions, the stated number of shares of Common Stock at an exercise price of $24.19 per share.

     The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options granted during the fiscal year ended December 31, 1996.

                      Option Grants in Last Fiscal Year

                                                    Individual Grants
                              -------------------------------------------------------------      Grant Date
                                Number of          % of Total                                     Value(1)
                                Securities          Options                                     ------------
                                Underlying          Granted         Exercise                     Grant Date
                                 Options          to Employees       Price       Expiration       Present
            Name              Granted (#)(2)     in Fiscal Year      ($/SH)         Date         Value ($)
----------------------------  --------------     --------------     --------     ----------     ------------

John F. Farrell, Jr. .......      50,000               21%          $ 25.875      2/13/2006       $650,500
Terrance G. Hodel...........      50,000               21%          $ 25.875      2/13/2006       $650,500
Harold B. Bonnikson.........      10,000                4%          $ 25.875      2/13/2006       $130,100
Martin S. Hughes............      10,000                4%          $ 25.875      2/13/2006       $130,100
Michael G. Conway...........       7,500                3%          $ 25.875      2/13/2006       $ 97,575

---------------

(1) Grant date present value calculated using the Black-Scholes methodology based on the following assumptions: date of grant February 14, 1996; vesting of one-third each year for three years (calculation assumes 100% vesting of options); expected dividend yield of 1.5% per annum; risk-free interest rate utilized, applicable to seven-year government instruments, was 5.43%; and an expected volatility of .501, as based upon a review of the 30 month period preceding the grant date. Calculations are based on a seven-year option term which reflects the Company's expectation that these options will be exercised at seven years from date of grant. The result was a present value of the option on the date of grant of $13.01. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option granted under an employee stock option plan.

(2) These options become exercisable in installments of one-third of the total grant on the first, second and third anniversary dates of the grant. The options are qualified options. The exercise price was determined by the Compensation Committee of the Board of Directors and was 100% of the fair market value of the Common Stock on the date of the grant. The options expire ten years from the date of grant. They may be exercised only when the optionee is employed by the Company or, within six months of termination of employment, unless such termination is by reason of retirement, disability or death, in which case, such options shall remain exercisable for a period of twelve months from the date of such termination. In the event of retirement, disability, or death, all options held by the optionee become fully and immediately exercisable. In the event of a change of control affecting the Company, all options granted to employees which have not expired shall become fully exercisable, except under certain circumstances where the Board of Directors of the Company determines that a change of control has not occurred for the purposes of option vesting. The Compensation Committee of the Board of Directors ("Committee"), responsible for administration of the North American Mortgage Company Incentive Stock Option Plan, also may exercise its discretion in allowing any option to remain exercisable (and continue to vest pursuant to the original vesting schedule) following any optionee's termination of employment, including death. At the February 14, 1995 meeting of the Committee, the Committee determined that all options held by the chief executive officer, the chief operating officer and any executive vice president of the Company shall remain exercisable (and shall continue to vest pursuant to their original vesting schedule) following such respective officer's termination of employment with the Company without cause.

    In addition, in connection with the grant of an option (the "initial option"), the Committee may provide for the grant of one or more additional options each of which (i) shall be deemed to have been granted on the date on which the optionee exercises the initial option to which it relates, (ii) covers that number of shares of Common Stock covered by the portion of the initial option so exercised (or any lesser number), and (iii) provides for an option price equal to the fair market value of a share of Common Stock on the date of exercise of the initial option, a term equal to the remainder of the term over which the initial option could have been exercised and such other terms and conditions not inconsistent with the provisions of the Incentive Stock Option Plan.

    Footnote (2) continued on next page.

     The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended December 31, 1996.

               Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year-End Option Values

                                                             Number of Securities          Value of Unexercised
                                                            Underlying Unexercised        In-the-Money Options at
                                   Shares                   Options at FY-End (#):            FY-End ($): (1)
                                  Acquired      Value     ---------------------------  ---------------------------
                                 on Exercise   Realized
             Name                    (#)         ($)      Exercisable   Unexercisable   Exercisable  Unexercisable
-------------------------------  -----------   --------   -----------   -------------   -----------  -------------

John F. Farrell, Jr............      -0-         $-0-       162,500        100,000       $ 513,281    $89,062
Terrance G. Hodel..............      -0-         $-0-       162,500        100,000       $ 513,281    $89,062
Harold B. Bonnikson............      -0-         $-0-        71,667         23,333       $ 269,687    $23,751
Martin S. Hughes...............      -0-         $-0-        59,167         23,333       $ 166,562    $23,751
Michael G. Conway..............      -0-         $-0-        71,667         20,833       $ 269,687    $23,751

---------------
(1) Using $19.75 per share, the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1996 as reported in The Wall Street Journal, the numbers shown reflect the value of options accumulated in 1992, 1993, 1994, 1995 and 1996.

     --------------------

     Footnote (2) continued from previous page.

     If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board of Directors shall have the power to make arrangements, which shall be binding upon the holders of unexpired options, for (i) the substitution of new options for, or the assumption by another corporation of, any unexpired options then outstanding under the Incentive Stock Option Plan, or (ii) the cancellation of such outstanding options and the payment by the Company of an amount determined by the Board of Directors in consideration therefor.

                     REPORT OF THE COMPENSATION COMMITTEE

             OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors is composed exclusively of outside directors. It makes decisions on compensation for the Chief Executive Officer, the President and the Executive Vice Presidents (referred to in this report as the "Executive Officers"). Decisions by the Committee relating to compensation of the Company's Executive Officers are reviewed by the full Board of Directors, except for decisions about awards under the Company's Incentive Stock Option Plan.

Compensation Policy Applicable to Executive Officers

     The Committee established the following policy regarding compensation for Executive Officers in 1995, which it revised slightly in 1996.

          1. The Company desires to attract and retain capable and experienced managers in a highly competitive and volatile industry where substantial demand exists for skilled managers.

          2. The Company will target total compensation for Executive Officers at a rate which will relate to the market rate paid to executives in similar positions at similar companies of comparable size. Actual total compensation may be significantly below or above targeted compensation based on the Company's performance and individual performance.

          3. Total compensation will be delivered through a combination of base salary, annual incentives and long-term incentives. Base salary will be targeted at a rate which relates to Company performance and/or a market base salary paid to executives holding similar positions in similar companies of comparable size. Annual incentive awards are to be tied directly to Company and/or to individual performance and will reflect fluctuations in the Company's performance, both absolutely and in relation to the similar companies. The Committee will use grants of stock options for long-term incentive programs. Stock options are intended to retain and motivate Executive Officers to improve the value of the Company to the stockholders through appreciation of the Company's stock. Also, the Committee desires to strengthen the common interest of the stockholders and executives by encouraging Executive Officers to own and hold Company stock.

          4. Internal Revenue Code Section 162(m) and the regulations thereunder deny a federal income tax deduction to publicly-held corporations for compensation in excess of $1 million in a taxable year to any of the Executive Officers named in the Summary Compensation Table in the Proxy Statement, unless certain conditions are satisfied. Section 162(m) and the regulations thereunder permit the Committee to establish a performance plan and performance targets at the beginning of a fiscal year before performance is known in order to have any amounts paid under such plan and targets deductible, even if such amounts exceed $1 million. The Committee believes that it is not currently in the best interests of the Company and the stockholders to limit the Committee's discretion over compensation policy with respect to annual incentive awards in order to avoid the limitations on deductibles imposed by Section 162(m). In 1996, no employee's compensation exceeded $1 million. The Company's Incentive Stock Option Plan has been amended so that amounts realized under such plan will satisfy the exceptions for performance based compensation under Section 162(m) and the regulations thereunder. Thus, even if an Executive Officer's other compensation exceeds $1 million in the year of an option exercise, the Company will be able to deduct the portion of compensation related to such option.

Principal Components of Compensation of the Executive Officers

     In 1996, compensation of the Executive Officers was based on three components, each of which was intended to implement the Committee's overall compensation policy.

  Base Salary

     In October 1995, the Chief Executive Officer proposed to the Compensation Committee increases in base salaries for the Executive Officers. The proposed increases in base salaries were based on the fact that base salaries had not been increased since 1992 and the expectation that any increase would remain in effect for several years. Additionally, in October 1995, the Company had one less executive vice president than had been the Company's previous practice.

     Shortly thereafter, the Committee hired Ernst & Young LLP to (1) research and identify companies comparable to the Company for the purpose of comparing the base salary level then in effect for the Executive Officers, as compared with the proposed levels and (2) comment on the reasonableness of the proposed recommendations of base salary levels. Ernst & Young LLP reported to the Committee in a report dated December 1995 (the "Report").

     The 1995 Report reviewed the proxy statements of a peer group of companies in the mortgage banking business and several compensation surveys to determine whether the proposed base salaries were reasonable. The proxy statements were selected on the following bases: companies defined as the Company's competitive market in the Company's 1994 proxy statement; companies with 6162 SIC Code of similar size and comparable companies with similar 1994 or 1995 mortgage loan originations or servicing as reported by the American Banker. The surveys were selected as follows: a comparable labor market in terms of sales, industry and mortgage originations and servicing was defined; jobs were matched by content (responsibility, authority and functional job duties) to summaries in published surveys; using the experience and expertise of Ernst & Young LLP, the relevance of the surveys was weighted; adjustments were made to market pay levels where necessary to reflect the unique requirements or skill sets needed for the job. Due to the consolidation of companies in the mortgage banking industry, the 1995 Report relied on 1994 proxy statements for companies that were no longer public in 1995.(1) The data in the proxy statements and surveys was trended forward to 1995 by using an annual 4.1% cost of living adjustment. Proposed base salaries by position were examined against the surveys' and proxy statements' 75th percentile (i.e., representing the compensation level at which 25% of the survey population was above the proposed award and 75% was below). Based on the data reviewed, the 1995 Report concluded that the base salary proposals were reasonable. The Report found that the proposed base salaries would generally put the Executive Officers within the 75th percentile of base salary in relationship to the data reported in the published surveys and gathered from peer company proxy statements when trended to 1996. Based on the 1995 Report, the Committee decided to adjust the base salaries of the Executive Officers in the proposed amounts.

Annual Incentive Awards

     In setting the level of bonus payments for 1996 for the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, the Committee considered a number of factors, including the Company's earnings for 1996, as compared to 1995, and the strategic objectives accomplished during the year. Based on these and other factors, the Committee decided to pay bonuses to the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer in an amount approximately 85% of the bonus amount paid to each such officer in 1995. Bonus amounts for the other Executive Officers were awarded in an amount approximately equal to the amount recommended by the Chief Executive Officer.

---------------

(1) Since the stock of only one company in the peer group is currently publicly traded, the Company Stock Price Performance Graph uses different indexes for comparison.

  Long-Term Compensation

     Stock Options

     In 1996, options to purchase Common Stock of the Company were granted to the Executive Officers at current market price. The options vest in equal amounts over three years. Decisions on grants of stock options for the 1996 fiscal year were made in February 1996. In granting such options, the Committee did not consider grants made in the prior year. The size of the awards of options were based on recommendations of the Chief Executive Officer whose recommendations were aimed at providing the greatest incentive to those making the most significant decisions which affect the Company's results. The Committee accepted the recommendations of the Chief Executive Officer. The Committee believes stock options provide rewards to executives for maintaining sustained financial performance of the Company over all phases of the business cycle, and retain key employees by providing a capital accumulation opportunity. Over time, the long term value of the options will be directly tied to the achievement of value for stockholders.

Dated as of April 18, 1997                James B. Nicholson, Chairman
                                          William L. Brown
                                          William F. Connell
                                          William O. Murphy
                                          Robert J. Murray

Company Stock Price Performance

     The following graph shows a comparison of cumulative total stockholder returns for the Company, the Standard & Poor's 500 Stock Index and the Mortgage Bankers Association Index(1).

             Comparison of 4 1/2 Year Cumulative Total Return(2)

        Measurement Period
      (Fiscal Year Covered)           North American         S&P Index           MBA Index

7/8/92                                             100                 100
12/31/92                                           142                 106                 100
12/31/93                                           222                 114                 111
12/31/94                                           130                 112                  99
12/31/95                                           188                 150                 146
12/31/96                                           175                 183                 179

---------------
(1) The Company and the Standard & Poor's 500 Stock Index are indexed to closing prices on July 8, 1992, the date the Company's stock began to trade publicly, to December 31, 1996. The Mortgage Bankers Association Index begins on January 1, 1993, the date such index was started.

(2) Assumes $100 invested on July 8, 1992 in the Company's Common Stock and the Standard & Poor's 500 Stock Index and $100 invested on January 1, 1993 in the Mortgage Bankers Association Index and that all dividends were reinvested.

                                 PROPOSAL TWO

                AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

General

     The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the Company's sole stockholder in 1992. On October 16, 1996, the Compensation Committee of the Board of Directors approved an amendment to the Purchase Plan to increase the number of shares issuable under the Purchase Plan by 100,000 shares, from 418,659 shares presently issuable to 518,659 shares. The Company's Incentive Stock Option Plan provides that the number of shares issuable under the Incentive Stock Option Plan will be reduced by the number of shares issuable under the Purchase Plan. Therefore, if the proposed amendment is adopted, the number of shares issuable under the
Incentive Stock Option Plan will be reduced by 100,000. The purpose of the amendment is to provide sufficient shares for the Company to continue to issue shares to its employees under the Purchase Plan. Without the amendment, 6,883 shares remain available for issuance. Management believes employee ownership of shares of Company stock is beneficial to the Company, and would like to make shares available for issuance in 1997. On February 3, 1997, the Compensation Committee approved an amendment to the Purchase Plan to amend Section 1 and the first sentence of Section 4 of the Purchase Plan to clarify that employees of subsidiaries of the Company may participate in the Purchase Plan if the Board of Directors of the Company authorizes the subsidiary to adopt the Purchase Plan. Management believes that ownership of shares of the Company by employees of subsidiaries of the Company, authorized by the Board of Directors is beneficial to the Company. The amendment to increase the number of shares issuable and permit the Board of Directors to authorize subsidiaries to participate in the Purchase Plan is subject to the approval of the stockholders.

Summary

     The following summary of the material provisions of the Purchase Plan does not purport to be complete and is qualified in its entirety by the full text of the Purchase Plan, a copy of which may be obtained by stockholders of the Company upon request directed to the Company's Corporate Secretary, 3883 Airway Drive, Santa Rosa CA 95403-1699. The exact wording of the proposed amendment is set forth in Annex A hereto.

Eligibility/Shares Available for Purchase

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, (the "Code"). All regular full-time employees of the Company (including officers), and all other employees whose customary employment is for more than five months in any calendar year or more than 20 hours per week, who in each case have been employed by the Company (or its predecessor companies) for at least 12 months, are eligible to participate in the Purchase Plan. As of January 1, 1997, the day on which the most recent Purchase Period began, there were approximately 1,735 full-time employees, including officers, who were eligible to participate in the Purchase Plan and approximately 49 of such other employees eligible to participate in the Purchase Plan. Directors who are not employees are not eligible to participate. Subject to adoption of the proposed amendment to increase the number of shares issuable and available for purchase thereunder, an aggregate of 518,659 shares of the Company's Common Stock will be reserved for offering under the Purchase Plan of which 411,776 shares have been purchased and 106,883 shares will remain available for issuance. Such numbers are subject to adjustment in the event of a stock split, stock dividend or other change in Common Stock or the capital structure of the Company.

Administration

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors, all members of which are ineligible to participate in the Purchase Plan and are disinterested persons for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee has full discretion and exclusive power to determine the terms under which shares are offered under the Purchase Plan and the administration of the Purchase Plan.

Purchase Period and Payroll Deductions

     Under the Purchase Plan, offerings will be made at the commencement of each calendar year (each a "Purchase Period") during which deductions are to be made from the pay of participants (in accordance with their authorizations) and credited to their accounts under the Purchase Plan. Payroll deductions may be from 1% to 15% of the participant's total compensation as is required to be reported on IRS Form W-2, subject to certain limitations set forth in the Purchase Plan. Participants may not make direct cash payments to their accounts.

Purchase Price

     The price per share at which shares of Common Stock are to be purchased pursuant to the Purchase Plan for any Purchase Period is the lesser of (a) 85% of the fair market value of Common Stock on the date of the grant of the option (the commencement of the Purchase Period) or (b) 85% of the fair market value of Common Stock on the date of exercise of the option (the last business day of a Purchase Period). At the commencement of each Purchase Period, participants elect the number of shares of Common Stock which they wish to purchase for such Purchase Period, but such election does not become binding until the end of the Purchase Period and provided there are sufficient shares then available for issuance under the Purchase Plan. The Compensation Committee may establish a maximum number of shares of Common Stock any participant can purchase for a Purchase Period, which amount need not be the same for each Purchase Period. On the last business day of each Purchase Period, amounts credited to the accounts of the participants who have been neither terminated from the employ of the Company and its subsidiaries nor withdrawn from the Purchase Plan for such Purchase Period, are used to purchase shares of Common Stock in accordance with the elections of such participants. Any amounts left over in the accounts of participants at the end of any Purchase Period are refunded to the participants. Only amounts credited to the accounts of participants may be applied to the purchase of shares of Common Stock under the Purchase Plan. No participant may be granted an option which permits his or her rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock for each calendar year in which such option is outstanding at any time.

     If for any Purchase Period the number of shares of Common Stock available for Purchase Plan purposes shall be insufficient to accommodate the number of shares which participants wish to purchase, the Board of Directors of the Company is authorized to apportion the available shares pro rata among participating employees on the basis of their elections in effect for such Purchase Period.

Withdrawal

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase
Plan. Such withdrawal may be elected at any time prior to the end of the applicable Purchase Period. All of a participant's payroll deductions credited to his or her account for the Purchase Period from which he or she had withdrawn will be paid to him or her, without interest, promptly after receipt by the Company of a notice of withdrawal. The Company makes no cash contributions to the Purchase Plan, but bears the expenses of administration.

Termination of Participation

     An employee's right to continue participation in the Purchase Plan will terminate on discontinuance of the Purchase Plan, transfer to ineligible employment status, retirement, death, disability, or termination of employment. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant or, in the case of death, to the person or persons entitled thereto as specified by the participant in the subscription agreement.

Capital Changes

     In the event any change, such as stock splits or stock dividends, is made in the capitalization of the Company which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment will be made by the Compensation Committee in the number of shares subject to purchase and in the purchase price per share. If the Company is a party to any merger, reorganization or liquidation, the Board of Directors has the power to make arrangements for (i) purchase of shares subject to outstanding participant elections (ii) assumption of the Company's undertakings by another company, or
(iii) cancellation of outstanding participation elections and options to purchase shares and payment of an amount to participants in exchange therefor.

Amendment

     The Board of  Directors  may at any time amend or  terminate  the  Purchase
Plan, except no amendment may be made to the Purchase Plan without prior approval of the majority of the outstanding voting shares of the Company if such amendment would increase the number of shares reserved for issuance under the Purchase Plan, reduce the minimum purchase price for shares, extend the maximum period during which shares may be purchased or change the class of employees eligible to participate.

     The Purchase Plan is scheduled to terminate on March 6, 2017.

Employee Purchases

     Employees have purchased the following shares under the Purchase Plan at the price, amount and time indicated below.

                    Employee Stock Purchase Plan Purchases

Year     No. of Employees     No. of Shares Purchased     Purchase Price
----     ----------------     -----------------------     ---------------
1992            599                    50,000                $ 13.60
1993            491                    80,000                $ 13.8125
1994            391                    88,659                $ 12.538
1995            404                    95,193                $ 12.538
1996            385                    97,924                $ 16.7875

     The Company cannot now determine the number of shares that will be received in the future by any of its employees under the Purchase Plan.

Vote Required

     The affirmative vote of the stockholders of a majority of the outstanding shares of Common Stock of the Company will be required to approve the amendment to the Employee Stock Purchase Plan. Both abstensions and broker non-votes have the effect of negative votes.

     The Board of Directors recommends a vote "FOR" the amendment of the Employee Stock Purchase Plan.

                                PROPOSAL THREE
                 AMENDMENT OF THE INCENTIVE STOCK OPTION PLAN

General

     The Incentive Stock Option Plan (the "Option Plan") was adopted by the Board of Directors and approved by the Company's sole stockholder in 1992. The Board of Directors has approved an amendment to the Option Plan which would increase the number of shares with respect to which options may be granted by 600,000 shares thereby increasing the maximum number of shares with respect to which options may be granted under the Option Plan to 2,977,153 shares (such number reduced by 518,659 shares which have been allocated for issuance under the Company's Purchase Plan assuming approval of the amendment to the Purchase Plan described in Proposal Two) of the Company's Common Stock. Without the amendment to the Option Plan and assuming approval of the proposed amendment to the Company's Purchase Plan above, as of April 15, 1997, options for 49,654 shares remain available for grant under the Option Plan. The purpose of the proposed increase in the number of options issuable is to provide sufficient options for future grants. The amendment to the Option Plan is subject to the approval of the stockholders.

Summary

     The following summary of the material provisions of the Option Plan does not purport to be complete and is qualified in its entirety by the full text of the Option Plan, a copy of which may be obtained by stockholders of the Company upon request directed to the Company's Corporate Secretary, 3883 Airway Drive, Santa Rosa, California 95403. For additional information regarding options awarded to certain officers pursuant to the Option Plan, see "Executive Compensation" above. The exact wording of the proposed amendment is set forth in Annex B hereto.

Purpose

     The purpose of the Option Plan is to promote growth and general prospects of the Company by offering incentives to the employees of the Company who are primarily responsible for the Company's growth and to attract and retain qualified employees. Grants to non-employee directors are intended to provide an opportunity for such directors to increase their interest as stockholders of the Company which serves to align the interests of non-employee directors with other stockholders.

Eligibility/Number of Options

     The Option Plan is administered by a committee composed of the Board of Directors, all members of which qualify as "non-employee directors" for purposes of Rule 16b-3 promulgated by the SEC and as "outside directors" for purposes of
Section 162(m) of the Code. The Committee is authorized to grant options to purchase shares of Common Stock, including options qualifying as "incentive stock options" under Section 422 of the Code, to key employees (including officers and employee directors) as additional compensation for their services to the Company. Options granted to non-employee directors are granted automatically as follows: An option to purchase 10,000 shares of the Company's Common Stock is granted automatically to each person when he or she first becomes a member of the Board as a non-employee director. Thereafter, each non-employee director annually receives a grant of an option to purchase 1,000 shares of Common Stock. As of April 15, 1997, eight executive officers, and approximately 48 other key employees, and six non-employee directors were eligible to participate in the Option Plan. The number of shares with respect to which options may be granted under the Option Plan is reduced by the maximum number of shares available for issuance to employees pursuant to the Company's Purchase Plan. Options, including "replacement options," described below, for shares of the Company's Common Stock may be granted prior to termination of the Plan (which shall occur on the date preceding the tenth anniversary of the date of adoption of the Option Plan) to key employees and non-employee directors, subject to adjustment in the event of a stock split, stock dividend or other change in Common Stock or the capital structure of the Company, provided, however, non-employee directors may not receive "replacement options." Options that expire unexercised may be issued again under the Option Plan subject to the foregoing limitation.

Exercisability of Options Granted

     Options granted to key employees (including officers and employee directors) shall be exercisable over such period determined by the committee, but no option may be exercised after ten years from the date of grant. Options granted to non-employee directors shall expire ten years from the date of grant and shall be fully and immediately exercisable. Vested options granted prior to May 7, 1993 to key employees, but not non-employee directors, generally may be exercised for up to three months following termination of service. However, where such termination is due to retirement, permanent disability or death, all options held become fully and immediately exercisable and may be exercised for 12 months following such termination of employment, subject in any case to the foregoing limitation on the maximum term or options granted under the Option Plan. Vested options granted to key employees after May 7, 1993 generally may be exercised for up to six months following termination of service. However, where such termination is due to retirement, permanent disability or death, all options held become fully and immediately exercisable and may be exercised for 12 months following such termination of employment, subject in any case to the foregoing limitation on the maximum term or options granted under the Option Plan. The committee may, in its discretion, allow any option to remain exercisable (and to continue to vest pursuant to its original vesting schedule) following the key employee's termination of employment or death. Options granted to non-employee directors may be exercised only while the optionee is a director, except that upon death, voluntary retirement after age 65 or resignation as a result of disability, the option may be exercised for a period of 12 months after the date the non-employee director ceases to be a member of the Board. If the non-employee director ceases to be a director as a result of his failure to be elected by the stockholders, or as a result of such non-employee director's resignation from the Board, the options may be exercised prior to 12 months after the date the non-employee director ceases to be a member of the Board.

Purchase Price

     The purchase price of Common Stock subject to an option granted to key employees, but not non-employee directors, shall not be less than (i) in the case of an option intended to qualify as an incentive stock option, 100% of the fair market value of such Common Stock on the date of grant, and (ii) in the case of a non-qualifying option, 85% of the fair market value of such Common Stock on the date of grant. Such purchase price may be paid in cash and/or stock of the Company. The purchase price for shares of Common Stock granted to non-employee directors shall be the mean between the high and the low prices of the Company's Common Stock on the day the option is granted. To the extent the Company issued options at less than fair market value on the date of grant, any compensation resulting from the exercise of these options would not be "performance-based compensation", as defined in Section 162(m) of the Code. To date, all options the Company has issued under the Option Plan have been at fair market value on the date of grant.

Replacement Options/Stock Tax Withholding

     For key employees, but not non-employee directors, an option granted under the Option Plan may include the contingent grant of a "replacement option" that becomes exercisable following the exercise of the initial option, for the remainder of the term of such initial option, at a purchase price equal to 100% of the fair market value of the Common Stock on the date of exercise of the initial option for a number of shares equal to the number of shares covered by the option so exercised (or lesser number). The Option Plan also permits key employees, but not non-employee directors, the satisfaction of Federal income tax or other tax withholding obligations arising on the exercise of an option by the withholding of shares of Common Stock acquired under such option. As of April 15, 1997, no such replacement options have been issued.

Change of Control

     All outstanding options to key employees, but not non-employee directors, will become immediately exercisable upon a "change of control" affecting the Company, which is defined to mean (i) the acquisition by a third person, including a "group", as such term is used in Section 13(d)(3) of the Exchange Act, of shares of the Company having 15% or more of the total number of votes that may be cast for the election of directors of the Company, (ii) stockholder approval of a transaction for the acquisition of the Company, or substantially all of its assets, by another entity or for a merger, reorganization, consolidation or other business combination to which the Company is a party, or
(iii) the election during any period of 24 months or less of 50% or more of the directors of the Company where such directors were not in office immediately prior to such period; provided, however, that no "change of control" will occur if the directors of the Company in office on the date of adoption of the Option Plan, or their successors in office nominated by such directors or directors so nominated, affirmatively approve a resolution to such effect.

Determination of Participation

     The committee has discretion to determine the key employees, but not the non-employee directors, who shall participate in the Option Plan, the number of shares of Common Stock subject to options to be awarded to each, the terms and conditions, if any, upon which such options may be awarded, and all other matters arising in the administration of the Option Plan. Grants under the Option Plan may be in addition to, or in lieu of, other forms of compensation. To the extent the Option Plan relates to non-employee directors, it is intended to operate automatically and not require administration. There is no discretion with respect to the selection of non-employee director optionees, the determination of the exercise price, timing of grants or number of shares granted to non-employee directors.

Stock Closing Price

     On April 11, 1997, the closing price on the New York Stock Exchange of a share of Common Stock, was $19.875, as reported in The Wall Street Journal.

Amendment

     The Board of Directors may amend the Option Plan at any time, however, no change in any option theretofore granted may be made without the consent of the holder and no amendment may be made increasing the aggregate number of shares of Common Stock with respect to which options may be granted, reducing the maximum option price at which options may be granted, extending the maximum period during which options may be exercised, or changing the class of persons eligible to receive options without the approval of the majority of the outstanding voting shares of the Company. The provisions of the Option Plan applicable to non-employee directors may not be amended more than once every six months other than to comport with certain changes in the law.

Federal Income Tax Consequences

     The following is a summary of the Federal income tax consequences to employees participating in the Option Plan and to the Company, based upon current provisions of the Code and regulations and rulings thereunder, and does not address the consequences under any other applicable tax laws.

     Incentive Stock Options. An optionee does not recognize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not recognize any income by reasons of the grant or exercise, and the Company and its subsidiaries will not be entitled to any deduction as a result of the grant or exercise of such option. The optionee's basis in the shares acquired upon exercise will be the amount of cash paid upon exercise. See "Payment in Shares" below for the tax consequences of the exercise of an option with stock already owned by the optionee. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, the gain or loss, if any, recognized on the sale or other disposition will be a long term capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will recognize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the disposition over the adjusted basis in the shares or (ii) the fair market value of the shares on the date of exercise over the option price of the shares. The Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of such shares on the date of exercise will be long- or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of the disposition. If an optionee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and such basis will be a long- or short-term capital loss, depending upon the holding period of the shares provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is a tax preference item (the "Incentive Stock Option Preference") for purposes of the alternative minimum tax unless the optionee makes an Early Disposition of such stock. See "Taxation of Preference Items" below.

     Non-Qualified Stock Options. Options granted under the Option Plan may be designated as not intended to qualify for the special tax treatment accorded to incentive stock options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary compensation income upon the exercise of a non-qualified stock option in an amount equal to the difference between the fair market value of the stock on the date of exercise and the amount of cash paid for the stock. If an optionee holds the option for at least six months, then such income recognition consequences will result even if the optionee is subject to the rules of Section 16 of the Exchange Act. However, if such optionee does not hold the option for such period and if the sale of the stock by the optionee would otherwise subject the optionee to suit under the short-swing profit liability rules of Section 16(b) of the Exchange Act, the optionee will not recognize income at the time of the exercise of the option unless he makes an affirmative election to do so. Unless this special election is made, the optionee will recognize ordinary compensation income upon the lapse of the Section 16(b) liability period, in an amount equal to the excess (if any) of the fair market value of the stock at the time of such lapse over the option price.

     As a result of the optionee's exercise of a non-qualified stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income, subject to the Company's compliance with applicable income tax withholding requirements, and also subject to the general rules regarding the reasonableness of compensation. The deduction will be taken by the Company in the same taxable year as the taxable year in which the optionee must include the amount in gross income.

     The excess of the fair market value of the stock on the date of exercise of a non-qualified stock option over the exercise price is not an item of "tax preference" as such term is used in the Code.

     Payment in Shares. If the optionee exercises an option using stock which is already owned by the optionee, the following rules apply:

          (1) If the options exercised are incentive stock options ("ISO's") and the optionee receives more shares than are used to exercise the ISO's, no gain or loss is recognized either on the shares used to exercise the ISO's or on the shares which the optionee receives. This is the case regardless of whether the shares used to exercise the ISO's were previously acquired through the exercise of an ISO or a non-qualified stock option. The number of shares received equal to the number of shares used to exercise the ISO's will have a basis equal to the basis in the shares used to exercise the ISO's. The holding period of these shares will be the same as the holding period of the shares used to exercise the ISO's. The additional shares will have a zero basis. If cash also is paid to exercise the ISO's, then the additional shares will have a basis equal to the cash paid. The holding period for these additional shares will begin on the date of their acquisition. If the optionee receives the same number of shares as the number of shares used to exercise the ISO's, then the optionee will not recognize any gain or loss, either on the shares used to exercise the ISO's or on the exercise of the ISO's and the basis in the shares received is equal to the basis in the shares used to exercise the ISO's. The holding period of the shares received will be the same as the holding period of the shares used to exercise the ISO's.

          (2) If the options exercised are non-qualified stock options ("NQSO's") and the optionee receives more shares than are used to exercise the NQSO's, the optionee will not recognize any gain on the shares used to exercise the NQSO's. This is the case regardless of whether the shares used to exercise the NQSO's were previously acquired through the exercise of an ISO or a NQSO. The optionee will, however, recognize ordinary income on the shares which the optionee receives that are in excess of the number of shares used to exercise the option. The amount of ordinary income which the optionee will recognize on the additional shares received is equal to their fair market value, less any cash used to exercise the NQSO's. These additional shares will have a basis equal to their fair market value on the date they are transferred to the optionee. The holding period for these additional shares will begin on the date of their acquisition. The Company will be entitled to a deduction in an amount equal to the income recognized by the employee, subject to the Company's compliance with income tax withholding requirements and the rules regarding the reasonableness of compensation. If the optionee receives the same number of shares as the number of shares used to exercise the NQSO's, the optionee will not recognize any gain or loss either on the shares used to exercise the NQSO's or on the exercise of the NQSO's. The basis in the shares received is equal to the basis in the shares used to exercise the NQSO's. The holding period of the shares received will be the same as the holding period of the shares used to exercise the NQSO's.

          (3) Regardless if the options being exercised are ISO's or NQSO's, if the optionee uses shares previously acquired through the exercise of an ISO before the shares have been held for the required holding period, then the optionee will recognize gain on the shares used to exercise the options equal to their fair market value on the date of the option's exercise, less the amount paid for such shares. (See the discussion regarding Early Dispositions, above.)

     Taxation of Preference Items. Section 55 of the Code imposes an alternative minimum tax equal to the excess, if any, of the optionee's "alternative minimum taxable income" over his or her "regular" Federal income tax. Alternative minimum taxable income is determined by adding the optionee's Incentive Stock Option Preference and any other items of tax preference to his or her adjusted gross income and then subtracting certain allowable deductions and an exemption amount.

New Plan Benefits Granted to Date

     The following table sets forth for 1996 information concerning options granted under the Option Plan to (a) the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company; (b) all current executive officers of the Company, as a group; (c) current directors who are not executive officers as a group; (d) all employees of the Company who received options, including current officers who are not executive officers, as a group. Except as set forth in the following table, no other options under the Option Plan were granted in 1996. Except for the automatic grants to be made to non-employee directors (described above), the Company cannot now determine the number of options that will be received by any of its key employees under the Option Plan. The number of such options will be determined by the committee pursuant to the terms of the Option Plan.

                                                                      Exercise Price     Number of
                         Name and Position                            (per share) $       Shares
--------------------------------------------------------------------  --------------     ---------

John F. Farrell, Jr.................................................     $ 25.875          50,000(1)
  Chairman of the Board and
  Chief Executive Officer
Terrance G. Hodel...................................................     $ 25.875          50,000(1)
  President, Chief Operating Officer and
  Director
Harold B. Bonnikson.................................................     $ 25.875          10,000(1)
  Executive Vice President,
  Manager of Residential Production
Martin S. Hughes....................................................     $ 25.875          10,000(1)
  Executive Vice President,
  Chief Financial Officer and Treasurer
Michael G. Conway...................................................     $ 25.875           7,500(1)
  Executive Vice President,
  Manager of Secondary Marketing and Credit Risk Management
Executive Group (8 persons).........................................     $ 25.875         146,500(1)
Non-Executive Director Group (6 persons)............................     $ 16.3125          6,000(2)
Non-Executive Officer Employee Group (48 persons)...................     $ 25.875          81,975(1)

---------------

(1) Qualified options to purchase Common Stock granted on February 14, 1996 pursuant to the terms of the Option Plan. Such options are exercisable in installments of one-third of the total grant on the first, second and third anniversary dates of the grant and expire ten years from the date of the grant.

(2) All such options vest immediately and expire ten years from the date of grant.

Vote Required

     The affirmative vote of the stockholders of a majority of the outstanding shares of Common Stock of the Company will be required to approve the amendment to the Incentive Stock Option Plan. Both abstentions and broker non-votes have the effect of negative votes.

     The Board of Directors recommends a vote "FOR" the amendment to the Incentive Stock Option Plan.

                                PROPOSAL FOUR

        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Ernst & Young LLP were the independent accountants for the Company during the fiscal year ended December 31, 1996. The selection of the Board of Directors is based upon the recommendation of the Audit Committee of the Board of Directors, whose members are four outside directors, Messrs. Brown, Connell and Murray, and Ms. Dodge. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. In addition, the Audit Committee reviews the types of professional services provided by Ernst & Young LLP to determine whether the rendering of such services would impair the independence of Ernst & Young LLP. Should stockholder approval not be obtained, the Board of Directors will consider it a directive to select and retain other independent public accountants.

     A representative or representatives of Ernst & Young LLP will be present at the Annual Meeting and will be afforded an opportunity to make a statement if they so desire and will be available to respond to appropriate questions raised orally at the meeting.

     The Board of  Directors  recommends  a vote "FOR" the  ratification  of the
appointment  of  Ernst  &  Young  LLP  as  the  Company's   independent   public
accountants.

                          PROPOSALS OF STOCKHOLDERS

     The 1998 Annual Meeting of Stockholders will be held on or about May 28, 1998. Proposals of stockholders intended to be presented at the 1998 Annual Meeting must be received by the Secretary, North American Mortgage Company, 3883 Airway Drive, Santa Rosa, California, 95403-1699 no later than December 30, 1997.

                                OTHER MATTERS

     The management knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors

                                          /s/Carolyn Owens Vogt

                                          CAROLYN OWENS VOGT
                                          Secretary

Santa Rosa, California
April 29, 1997

                                   ANNEX A

          Proposed Amendment of the North American Mortgage Company
                         Employee Stock Purchase Plan

1. Section 2 of the Employee Stock Purchase Plan will be amended in its entirety to read as follows:

     "2.  Shares of Stock  Subject  to the Plan.  Subject to the  provisions  of
     Section 12, the maximum number of shares of Common Stock which may be issued on the exercise of options granted under the Plan shall not exceed 518,659 shares of the Company's Common Stock. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, shall again be available for issuance on the exercise of other options granted under the Plan. Shares delivered on the exercise of options may, at the election of the Board of Directors of the Company, be authorized but previously unissued stock or stock reacquired by the Company, or both."

2. Section 1 and the first paragraph of Section 4 of the Employee Stock Purchase Plan will each be amended in their entirety to read as follows:

     "1. Purpose of Plan. The North American Mortgage Company Employee Stock Purchase Plan (the "Plan") is intended to provide a suitable means by which eligible employees of North American Mortgage Company (the "Company"), or subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company which the Board of Directors has authorized to adopt this Plan (the "Eligible Subsidiaries"), may accumulate, through voluntary, systematic payroll deductions amounts regularly credited for their account to be applied to the purchase of shares of the common stock of the Company (the "Common Stock") pursuant to the exercise of options granted from time to time hereunder. The Plan provides employees with opportunities to acquire proprietary interests in the Company and will also provide them with additional incentives to continue their employment and promote the best interest of the Company. Options granted under the Plan are intended to qualify under Section 423 of the Code."

     "4. Eligibility to Participate. All regular full-time employees (including officers) of the Company and Eligible Subsidiaries and all other employees of the Company and Eligible Subsidiaries whose customary employment is for more than five months in any calendar year or 20 hours per week, who in each case have been employed by the Company (or its predecessor companies) or Eligible Subsidiaries for a period of at least 12 months (an "Employee"), shall be eligible to participate in the Plan."

---------------

* Changed or new language is indicated in bold.

                                   ANNEX B

          Proposed Amendment of the North American Mortgage Company
                         Incentive Stock Option Plan

1. The third sentence of Section 2 of the Incentive Stock Option Plan will be amended in its entirety to read as follows:

     "Subject to the provisions of Section 11, the maximum number of shares with respect to which options may be granted under the Plan (including any replacement options granted pursuant to Section 6) shall not exceed 2,977,153 shares of the Company's Common Stock, such number reduced by the maximum number of shares then available for issuance pursuant to the Company's Employee Stock Purchase Plan."

---------------
* Changed language is indicated in bold; deleted language not indicated.

         Copies of North American Mortgage Company's Form 10-K Report, a
                   corporate operational and financial report
                             filed annually with the
                       Securities and Exchange Commission,
                are available without charge but without exhibits
        for those stockholders who wish to have more detailed information about the Company.

        A list of exhibits is included in the Form 10-K, and exhibits are available from the Company upon the payment to the
                Company of the costs of furnishing the exhibits.

         If you would like a copy, or have any other inquiries about the Company or your stockholder account, please write to:

                           Chief Financial Officer
                       North American Mortgage Company
                              3883 Airway Drive
                      Santa Rosa, California 95403-1699

                       NORTH AMERICAN MORTGAGE COMPANY(R)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      1997 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of North American Mortgage Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 1997, and hereby appoints JOHN F. FARRELL, JR., TERRANCE G. HODEL, and CAROLYN OWENS VOGT and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of North American Mortgage Company, to be held on Wednesday, May 28, 1997, at 10:00 a.m., New York time, at The Chase Manhattan Bank, 270 Park Avenue, Third Floor, New York, New York, and at any adjournment(s) thereof, and to vote all shares of Common Stock, which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. Any one of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S INCENTIVE STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                          (Continued and to be dated and signed on reverse side) NORTH AMERICAN MORTGAGE COMPANY
                          P.O. BOX 11082
                          NEW YORK, NEW YORK 10203-0082

1. Election of Directors

FOR  X                   WITHHOLD  X              Exception  X
all nominees             AUTHORITY
listed below             to vote for
                         all nominees
                         listed below

Nominees: John F. Farrell, Jr., Terrance G. Hodel, William L. Brown, William F. Connell, Magna L. Dodge, William O. Murphy, Robert J. Murray, James B. Nicholson

(INSTRUCTIONS: TO WITHHOLD authority to vote for one or more individual nominees, please mark the Exception box and write that nominee's name on the line below.)

-------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
            EMPLOYEE STOCK PURCHASE PLAN.

                   For X          Against X         Abstain X

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
            INCENTIVE STOCK OPTION PLAN.

                   For X          Against X         Abstain X

4. PROPOSAL TO  RATIFY  THE  APPOINTMENT OF ERNST & YOUNG
            LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF
            THE COMPANY FOR THE 1997 FISCAL YEAR.

                   For X          Against X         Abstain X

CHANGE OF ADDRESS MARK HERE

    X

(This proxy should be dated, signed by the stockholder(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

DATED _______________________________, 19____

SIGNED ______________________________________

---------------------------------------------
(Please sign exactly as name appears hereon)

Vote MUST be indicated
(x) in Black or Blue ink.   X

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                         NORTH AMERICAN MORTGAGE COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN


     1. Purpose of the Plan. The North American Mortgage Company Employee Stock Purchase Plan (the "Plan") is intended to provide a suitable means by which eligible employees of North American Mortgage Company (the "Company"), or subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company which the Board of Directors has authorized to adopt this Plan (the "Eligible Subsidiaries") may accumulate, through voluntary, systematic payroll deductions, amounts regularly credited for their account to be applied to the purchase of shares of the common stock of the Company (the "Common Stock") pursuant to the exercise of options granted from time to time hereunder. The Plan provides employees with opportunities to acquire proprietary interests in the Company, and will also provide them with additional incentives to continue their employment and promote the best interest of the Company. Options granted under the Plan are intended to qualify under
Section 423 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code").


     2.  Shares of Stock  Subject  to the Plan.  Subject  to the  provisions  of
Section 12, the maximum number of shares of Common Stock which may be issued on the exercise of options granted under the Plan shall not exceed 518,659 shares of the Company's Common Stock. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, shall again be available for issuance on the exercise of other options granted under the Plan. Shares delivered on the exercise of options may, at the election of the Board of Directors of the Company, be authorized but previously unissued stock or stock reacquired by the Company, or both.

     3. Administration. The Plan shall be administered by a committee ("Committee") composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in this Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Subject to the provisions of the Plan, the Committee shall have full discretion and the exclusive power (i) to determine the terms and conditions under which shares shall be offered and corresponding options shall be granted under the Plan for any Purchase Period consistent with the provisions of the Plan, and (ii) to resolve all questions relating to the administration of the Plan. The Committee may delegate such of its responsibilities under this Section 3 as it may deem fit to officers of the Corporation to the extent that the exercise of such responsibilities relates solely to employees of the Corporation who are not subject to Section 16 of the Securities Exchange Act of 1934.

     The interpretation and application by the Committee of any provision of the Plan shall be final and conclusive on all employees and other persons having, or claiming to have, an interest under the Plan. The Committee may in its discretion establish such rules and guidelines relating to the Plan as it may deem desirable.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

     No member of the Board of Directors of the committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

     Participants in the Plan may obtain additional information about the Plan and the Committee by contacting the Company at its principal executive offices at 3883 Airway Drive, Santa Rosa, California 95403; telephone: (707) 523-5199.

     4. Eligibility to Participate. All regular full-time employees (including officers) of the Company and Eligible Subsidiaries and all other employees of the Company and Eligible Subsidiaries whose customary employment is for more than five months in any calendar year or 20 hours per week, who in each case have been employed by the Company (or its predecessor companies) or Eligible Subsidiaries for a period of at least 12 months (an "Employee"), shall be eligible to participate in the Plan.

     At the beginning of each Purchase Period, the Company will furnish to each Employee a form (hereinafter called a "Notice of Shares Offered") stating the maximum number of shares which such Employee shall be eligible to purchase for such Purchase Period in accordance with the provisions of clause (ii) in the first paragraph of Section 5.

     Nothing contained in the Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

     5. Participation in the Plan. An Employee may participate in the Plan only as of the beginning of a Purchase Period. If an individual becomes an Employee after the commencement of a Purchase Period, he may not participate in the Plan until the beginning of the next Purchase Period. A copy of the Plan will be furnished to each Employee prior to the beginning of the first Purchase Period during which he is eligible to participate. To participate in the Plan an Employee must deliver to the Company a contingent subscription for the Common Stock and authorization for payroll deductions to effect the purchase of Common Stock (hereinafter called a "Participation Election"). In his Participation Election, an Employee must:

         (i) authorize payroll deductions within the limits prescribed in Sections 8 and 9 and specify the percentage to be deducted regularly from his Compensation (as defined in Section 8);

         (ii) elect and authorize the purchase by the Employee for each Purchase Period of shares of Common Stock on the Exercise Date (as defined in Section 7) with respect to the applicable Purchase Period, provided that the number of shares which can be purchased shall not exceed the number of shares which may be purchased at a price equal to 85% of the fair market value (determined in accordance with Section 7) of the Common Stock on the first day of such Purchase Period with the anticipated aggregate amount of payroll deductions authorized for the Purchase Period (which shall be based upon the participant's rate of Compensation (as defined in Section 8 hereof) in effect on the first day of the Purchase Period, except that the amount of all compensation other than base pay of such Participant taken into account for this purpose shall be based upon the amount of such compensation other than base pay paid to the Participant in the last calendar year ending prior to the first day of the Purchase Period.

         (iii) furnish the exact name or names and address or addresses in which stock certificates for Common Stock purchased by him under the Plan are to be issued; and

         (iv) agree to notify the Company if he should dispose of Common Stock purchased through the Plan within two years of the commencement of the Purchase Period in which he purchased such Common Stock.

     Stock certificates for shares of Common Stock purchased under the Plan may be issued in the Employee's name or, if so designated by the Employee, in his name and the name of another person who is a member of his family, with right of survivorship; for this purpose the "family" of an Employee shall include only his spouse, his ancestors and lineal descendants and his brothers and sisters.

     An Employee need not, and may not, make any down payment in order to participate in the Plan.

     Participation in the Plan is entirely voluntary, and a participating Employee may withdraw from participation as provided in Section 15 during any Purchase Period at any time prior to the Exercise Date for such Purchase Period.

     Participation elections may be solicited from Employees prior to the commencement of a Purchase Period.

     The Committee may establish a maximum number of shares of Common Stock which any Employee may purchase under the Plan for a Purchase Period, which amount need not be the same for each Purchase Period.

     6. Purchase Periods; Grant of Options. Each Purchase Period under the Plan shall commence on January 1 of a calendar year (or, for the first Purchase Period, such date established by the Committee following the effective date specified in Section 20) and end on December 31 of such year, and shall include all pay periods ending within it. During each Purchase Period, participating Employees shall accumulate credits to a bookkeeping account maintained by the Company (hereinafter referred to as a "Stock Purchase Account") through payroll deductions to be made at the close of each pay period for the purchase of shares of Common Stock under the Plan. For each Purchase Period the Company shall grant options to participating Employees with respect to the number of shares of Common Stock (subject to the provisions of Sections 2, 5, 11 and 12) which shall be purchasable through the application of amounts credited to each such Employee's Stock Purchase Account at the purchase price per share determined on the Exercise Date for the Purchase Period (such number of shares to be subject to reduction in the event of a pro rata apportionment provided for in Section
17).

     7. Exercise Dates and Purchase Prices. The last business day of each Purchase Period shall constitute the "Exercise Date" for such Purchase Period. Subject to the provisions of Section 12, the purchase price per share of Common Stock to be purchased on an Exercise Date pursuant to the exercise of options granted for the Purchase Period, through the application of amounts credited during such Purchase Period to the Stock Purchase Accounts of participating Employees, shall be the lesser of:

         (A) an amount equal to 85% of the fair market value of the Common Stock at the time such option is granted (i.e., the first day of the Purchase Period), or

         (B) an amount equal to 85% of the fair market value of the Common Stock at the time such option is exercised (i.e., the Exercise Date).

     For purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be (1) if the Common Stock is traded on an established securities market, the mean between the high and low prices of such Common Stock for such date, as reported on the composite tape, and (2) if the Common Stock is not so traded, an amount determined by the Committee in good faith and based upon such factors as it deems relevant to such determination.

     8. Payroll Deductions - Authorization and Amount. Employees shall deliver (or cause to be delivered) to the Company their Participation elections within seven days following the commencement of the first Purchase Period during which they wish to participate in the Plan.

     Employees shall authorize in their Participation Elections from 1% to 15% (in whole percentage increments) of their Compensation to which such election relates (subject to the limitations of Section 9). For purposes of the Plan, the "Compensation" of an Employee for any Purchase Period shall mean the Employee's total compensation, as required to be reported on IRS Form W-2, received during the Purchase Period.

     By delivering to the Company within seven days following the commencement of the next Purchase Period a revised Participation Election, a participating Employee may change the amount to be deducted from his Compensation during the next Purchase Period and any subsequently Purchase Period subject to the limitations of this Section 8 and Section 9.

     A participating Employee's authorization for payroll deductions will remain in effect for the duration of the Plan, subject to the provisions of Sections 11 and 14, unless his election to purchase Common Stock shall have been terminated pursuant to the provisions of Section 13, the amount of the deduction is changed as provided in this Section 8 or the Employee withdraws or is considered to have withdrawn from the Plan under Section 15 or 16.

     All amounts credited to the Stock Purchase Accounts of participating Employees shall be held in the general funds of the Company but shall be used from time to time in accordance with the provisions of the Plan.

     9. Limitations on the Granting of Options. Anything in the Plan to the contrary notwithstanding, no participating Employee may be granted an option which permits his rights to purchase Common Stock under all employee stock purchase plans of the Company and its parent and subsidiary companies (if any) to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this Section 9:

         (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

         (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year; and

         (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

     No participating Employee may be granted an option hereunder if such Employee, immediately after the option is granted, owns (within the meaning of Section 423(b)(3) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary Company. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the respective meanings set forth in Section 424 of the Code.

     10. Stock Purchase Accounts. The amount deducted from the Compensation of each participating Employee shall be credited to his individual Stock Purchase Account. Employees participating in the Plan may not make direct cash payments to their Stock Purchase Accounts.

     Following the close of each Purchase Period, the Company will furnish to each participating Employee a statement of his individual Stock Purchase Account. This statement shall show (i) the total amount of payroll deductions for the Purchase Period just closed, (ii) the number for full shares (and the purchase price per share) of Common Stock purchased pursuant to the provisions of Section 11 by the participating Employee for the Purchase Period, and (iii) any remaining balance of his payroll deductions which is to be refunded to the employee following the close of the Purchase Period.

     11. Issuance and Purchase of Common Stock. Shares of Common Stock may be purchased by participating Employees only on the Exercise Date for each Purchase Period; and the options which the Company grants to participating Employees to purchase Common Stock for a Purchase Period may be exercised only on the Exercise Date, and their elections to purchase Common Stock pursuant to the Exercise of such options shall not become irrevocable until the close of business on the day prior to the Exercise Date. No fractional shares of Common Stock may be purchased hereunder. The purchase price per share shall be determined as set forth in Section 7.

     A participating Employee who purchases Common Stock pursuant to the exercise of options granted under the Plan shall purchase as many full shares as shall be stated by him in his Participation Election, subject to the limitations set forth in Sections 8, 9, 12 and 17; provided that in no event may shares be purchased other than by application of the balance in his Stock Purchase Account on the Exercise Date and that in no event may a participating Employee purchase a greater number of shares than would be purchasable at the purchase price determined in accordance with Section 7 through the application of the balance in his Stock Purchase Account on the Exercise Date for the Purchase Period to which the option relates. Any balance remaining in such a participating Employee's Stock Purchase Account following an Exercise Date shall be refunded to the Employee as soon as practicable thereafter.

     Certificates for Common Stock so purchased shall be delivered to the Employee as soon as practicable.

     All rights as an owner of shares of Common Stock purchased under the Plan shall accrue to the participating Employee who purchased the shares effective as of the Exercise Date on which amounts credited to his Stock Purchase Account were applied to the purchase of the shares; and such Employee shall not have any rights as a stockholder prior to such Exercise Date by reason of his having elected to purchase such shares.

     12. Dilution or other Adjustment. If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board of Directors of the Company shall have the power to make arrangements, which shall be binding upon the Employees then participating in the Plan, for
(i) the purchase of shares subject to outstanding Participation Election for the Purchase Period occurring at such time, (ii) for the assumption of the Company's undertakings with respect to the Plan by another corporation, or (iii) for the cancellation of outstanding Participation Election and options to purchase shares and the payment by the Company of an amount (not less than the amount then credited to Employees' respective Stock Purchase Accounts) determined by the Board of Directors in consideration therefor. In addition, in the event of a reclassification, stock split, combination of shares, separation, including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the purchase price and other terms of purchase for shares subject to outstanding Participation Elections for the Purchase Period occurring at such time, in the number and kind of shares or other securities which may be purchased for such Purchase Period and in the aggregate number of shares which may be purchased under the Plan. Any such adjustment in the shares or other securities subject to the outstanding options granted to such Employees (including any adjustments in the option price) shall be made in such manner as not to constitute a modification as defined by Section 424 (h)(3) of the Code and only to the extent permitted by Sections 423 and 424 of the Code.

     13. No Assignment of Plan Rights or of Purchased Stock. An Employee must advise promptly the Company if a disposition shall be made of any shares of Common Stock purchased by him under the Plan if such disposition shall have occurred within two years of the commencement of the Purchase Period in which he purchased such shares.

     A participating Employee's privilege to purchase Common Stock under the Plan can be exercised only by him; and he cannot purchase Common Stock for someone else, although he may designate (in accordance with the provisions of Section 5) that stock certificates for Common Stock purchased by him be issued in the joint names of himself and a member of his family.

     An Employee participating in the Plan may not sell, transfer, pledge or assign to any other person any interest, privilege or right under the Plan or in any amounts credited to his Stock Purchase Account; and if this provision shall be violated, his election to purchase Common Stock shall terminate, and the only right remaining thereunder will be to have paid to the person entitled thereto the amount then credited to the Employee's Stock Purchase Account.

     14. Suspension of Deductions. A participating Employee's payroll deductions under the Plan shall be suspended if on account of a leave of absence, layoff or other reason a participating Employee does not have sufficient Compensation in any payroll period to permit his payroll deductions authorized under the Plan to be made in full. The suspension will last until the participating Employee again has sufficient Compensation to permit such payroll deductions to be made in full; but if the suspension shall not have removed by the Exercised Date for the Purchase Period in which it began, the participating Employee will be considered to have withdrawn from the Plan as provided for in Section 15.

     15. Withdrawal from, and Reparticipation in, the Plan. During any Purchase Period a participating Employee may withdraw from the Plan at any time prior to the Exercise Date for the Purchase Period; and, subject to, and in accordance with, the provisions of Sections 5 and 8, he may again participate in the Plan at the beginning of any Purchase Period subsequent to the Purchase Period in which he withdrew. Withdrawal of a participating Employee shall be effected by written notification prior to such Exercise Date to the Company on a form which the Company shall provide for this purpose ("Notice of Withdrawal"). In the event a participating Employee shall withdrawal from the Plan, all amounts then credited to this Stock Purchase Account shall be returned to him as soon as practicable after his Notice of Withdrawal shall have been received.

     If an Employee's payroll deductions shall be interrupted by any legal process, a Notice of Withdrawal will be considered as having been received from him on the day the interruption shall occur.

     16. Termination of Participation. A participating Employee's right to continue participation in the Plan will terminate upon the earliest to occur of
(i) the Company's discontinuance of the Plan, (ii) his transfer to ineligible employment status, or (iii) his retirement, disability, death or other termination of employment with the Company. Upon the termination of an Employee's right to continue participation in the Plan on account of the occurrence of any of the foregoing events, all amounts then credited to his Stock Purchase Account not already used for the purchase of Common Stock will be repaid as soon as practicable.

     17. Apportionment of Stock. If at any time shares of Common Stock authorized for the purposes of the Plan shall not be available in sufficient number to meet the purchase requirements under all outstanding Participation Elections, the Committee shall apportion the remaining available shares among participating Employees on a pro rata basis. In no case shall any apportionment of shares be made with respect to a participating Employee's election to purchase unless such election is then in effect (subject only to any suspension provided for in the Plan). The Committee shall give notice of any such apportionment and of the method of apportionment used to each participating Employee to whom shares shall have been apportioned.

     18. Government Regulations. The Plan and the obligation of the Company to issue, sell and deliver Common Stock under the Plan are subject to all applicable laws and to all applicable rules, regulations and approvals of government agencies.

     19. Amendment or Termination. The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that no amendment (other than an amendment authorized by Section 12) may be made increasing the aggregate number of shares of Common Stock which may be issued pursuant to the Plan, reducing the minimum purchase price at which shares may be purchased hereunder, extending the maximum period during which shares may be purchased hereunder or changing the class of employees eligible to participate hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

     20. Effective Date. The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan be the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan shall be null and void and the Company shall have no liability thereunder. No shares of Common Stock may be issued under the Plan until such shareholder approval has been obtained.

     21.  Termination.  Subject to earlier  discontinuance  in  accordance  with
Section 19, the Plan shall terminate on the date preceding the date which is five years following the effective date specified in Section 20. Any unexpired Purchase Period that commenced prior to such termination date shall forthwith expire on such termination date, which shall be deemed the Exercise Date for such Purchase Period.

                         NORTH AMERICAN MORTGAGE COMPANY

                           INCENTIVE STOCK OPTION PLAN

     1. Purposes of the Plan. The North American Mortgage Company Incentive Stock Option Plan ("Plan") maintained by North American Mortgage Company ("Company") is intended to promote the growth and general prosperity of the Company by offering incentives to the employees of the Company who are primarily responsible for the Company's growth, and to attract and retain qualified employees and thereby benefit shareholders of the Company based on the growth of the Company. Options granted under the Plan may be designated as "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or as "non-qualified options" not intended to so qualify. In addition, this Plan provides for grants of non-qualified options to members of the Board of Directors of the Company who are not officers or other employees of the Company ("Non-employee Directors"), which are intended to provide an opportunity for Non-employee Directors to increase their interest as shareholders of the Company, which serves to align the interests of Non-employee Directors with other Shareholders.

     2. Shares of Stock Subject to the Plan. The shares of stock with respect to which options may be granted shall be the common stock, par value $0.01 ("Common Stock"), of the Company. Shares delivered on the exercise of options may, at the election of the Board of Directors of the Company, be authorized but previously unissued stock or stock reacquired by the Company, or both. Subject to the provisions of Section 11, the maximum number of shares with respect to which options may be granted under the Plan (including any replacement options granted pursuant to Section 6) shall not exceed 2,977,153 shares of the Company's Common Stock, such number reduced by the maximum number of shares then available for issuance pursuant to the Company's Employee Stock Purchase Plan. The number of shares of Common Stock which may be issued under options granted under this Plan to any one individual in any year shall not exceed 150,000. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other options under the Plan.

     3. Administration. Except with respect to options granted to Non-employee Directors pursuant to Section 5(b) hereof, the Plan shall be administered by a committee ("Committee") composed of not less than two members of the Board of Directors of the Company, all of whom qualify as disinterested persons for purposes of Rule 16b-3(c) (2) (i) promulgated by the Securities and Exchange Commission. From and after the first meeting of stockholders at which directors are to be elected that occurs after July 1, 1994, the Committee shall contain at least two "Outside Directors" as that term is defined in Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall have full discretion and the exclusive power (i) to select the employees who will participate in the Plan and to grant options to such employees, (ii) to determine the time at which such options shall be granted and any terms and conditions with respect to such options as shall not be inconsistent with the provisions of the Plan, and (iii) to resolve all questions relating to the administration of the Plan (other than the portion of the Plan applicable to Non-employee Directors). The Committee may delegate such of its responsibilities under this Section 3 as it may deem fit to officers of the Corporation to the extent that the exercise of such responsibilities relates solely to employees of the Corporation who are not subject to Section 16 of the Securities Exchange Act of 1934.

         The interpretation and application by the Committee of any provision of the Plan applicable to persons other than Non-employee Directors shall be final and conclusive on all employees and other persons having, or claiming to have, an interest under the Plan. The Committee may in its discretion establish such rules and guidelines relating to options granted under the Plan to persons other than Non-employee Directors as it may deem desirable.

         The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

         No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

         To the extent  the Plan  relates  to  options  granted to  Non-employee
Directors,   it  is   intended   to  operate   automatically   and  not  require
administration. However, to the extent that administration is necessary with respect to such grants, the Plan shall be administered by the Secretary of the Company. However, since the options are awarded automatically, this function will be limited to ministerial matters. The plan administrator will have no discretion with respect to the selection of Non-employee Director optionees, the determination of the exercise price of options granted to Non-employee Directors, the timing of such grants or the number of shares covered by the options granted to Non-employee Directors.

         Participants in the Plan may obtain additional information about the Plan and the Committee by contacting the Company at its principal executive offices at 3883 Airway Drive, Santa Rosa, California 95403; telephone: (707) 523-5429.

     4. Eligibility. The individuals who shall be eligible to receive grants of options under Section 5(a) of the Plan shall be officers, management and such other key employees of the Company (including such persons who also serve as directors of the Company) as the Committee may from time to time determine. An employee who has been granted an option in one year shall not necessarily be entitled to be granted options in subsequent years. Non-employee Directors will be eligible to receive grants of options only under Section 5(b) of the Plan.

     5. Granting of Options, Option Price and Terms of Options.

        (a) Options Granted to Employees. The Committee, at any time and from time to time, may grant options under this Section 5(a) of the Plan to any eligible employee. Each option granted under this Section 5(a) of the Plan shall be evidenced by a stock option agreement between the employee to whom the option is granted and the Company, which shall indicate whether or not the option is an incentive stock option, and shall set forth the option price for each share of Common Stock subject to the option, the term over which the option may be exercised, and such other terms and conditions (which may include performance-based or other vesting requirements) not inconsistent with the Plan as the Committee may deem appropriate.

        The option price for each share of the Common Stock subject to an option granted under this Section 5(a) of the Plan shall not be less than (i) in the case of an option intended to qualify as an incentive stock option, 100 percent of the fair market value of such Common Stock on the date the option is granted, and (ii) in the case of a non-qualified option, 85 percent of the fair market value of such Common Stock on the date the option is granted. For purposes of this Section 5(a) of the Plan, the fair market value of a share of the Common Stock shall be (1) if the Common Stock is traded on an established securities market, the mean between the high and low prices of such Common Stock for the day on which the option is granted, as reported on the composite tape, and (2) if the Common-non Stock is not so traded, an amount determined by the Committee in good faith and based upon such factors as it deems relevant to such determination.

        The term over which an option granted under this Section 5(a) of the Plan may be exercised, subject to earlier termination of such option as provided in Section 7(a), shall not exceed ten years from the date on which such option is granted.

        (b) Options Granted to Non-employee Directors. Each person who is an Non-employee Director on January 25, 1993 shall be granted an option on that date to purchase 10,000 shares of Common Stock. An option to purchase 10,000 shares of Common Stock of the Company shall also automatically be granted to each person who first becomes a member of the Board as a Non-employee Director after January 25, 1993, such grant to be effective on the date of his or her first election or appointment as a director of the Company. Additionally, on each date that the Company holds its annual meeting of stockholders commencing with the meeting held in calendar year 1994, each Non-employee Director then in office immediately after the annual election of directors (other than those Non-employee Directors first elected at such meeting) will receive a grant of an option to purchase 1,000 shares of Common Stock. All options granted under this
Section 5(b) shall be fully and immediately exercisable. The option price for each share of Common Stock subject to an option granted under this Section 5(b) shall be the mean between the high and low prices of such Common Stock for the day on which the option is granted, as reported on the composite tape of the principal securities market upon which it is traded.

        Subject to earlier termination of such option as provided in Section 7(b), each option granted under this portion of the Plan shall expire ten years after the date of grant.

     6. Replacement Options. In connection with the grant of an option (the "initial option"), under Section 5(a) of the Plan, the Committee may provide for the conditional grant of one or more additional options ("replacement options") each of which (i) shall be deemed to be granted on the date on which the optionee exercises the initial option to which it relates, in whole or in part,
(ii) covers that number of shares of Common Stock covered by the portion of the initial option so exercised (or any lesser number), and (iii) provides for (A) an option price equal to 100 percent of the fair market value of a share of Common Stock on the date of exercise of the initial option, (B) a term equal to the remainder of the term over which the initial option could have been exercised, and (C) such other terms and conditions not inconsistent with the provisions of the Plan. In any case in which more than one replacement option has been provided for with respect to an initial option, references in this
Section 6 (other than clause (B) above) to the initial option shall, with respect to each replacement option other than the first such replacement option deemed to be granted, be deemed to refer to the replacement option the exercise of which causes such replacement option to be granted. Shares of Common Stock issuable pursuant to the exercise of replacement options shall be applied toward the maximum number of shares issuable under the Plan in accordance with Sections 2 and 1 1.

        Notwithstanding the foregoing provisions of this Section 6, replacement options may be granted with respect to incentive stock options only as permitted by Section 422 of the Code.

     7. Exercise of Options.

        (a) Exercise by Employees. Options granted under Section 5(a) of the Plan may be exercised by an optionee only while he is, and continuously since the date the option was granted has been, an employee the Company or one of its subsidiaries, except that (i) if the optionee's termination of employment is other than for willful misconduct in the performance of his duties for the Company or subsidiary, any options held by the optionee may be exercised, to the extent then exercisable, for a period of three months after the date of such termination of employment; (ii) if such termination of employment is by reason of retirement or disability, any options held by the optionee will become fully and immediately exercisable and may be exercised for a period of twelve months after the date of such termination of employment; (iii) in the event of the death of the optionee after the termination of his employment pursuant to (i) or
(ii) above, the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution shall have a period of twelve months from the date of termination of the optionee's employment to exercise any options which the optionee could have exercised during such period; and (iv) in the event of the death of an optionee while employed, any options then held by the optionee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution for a period of one year after the optionee's death. Notwithstanding the previous sentence, options granted under
Section 5(a) after May 7, 1993 of the Plan may be exercised by an optionee only while he is, and continuously since the date the option was granted has been, an employee of the Company or one of its subsidiaries, except that (i) if the optionee's termination of employment is other than for willful misconduct in the performance of his duties for the Company or subsidiary, any options held by the optionee may be exercised, to the extent then exercisable, for a period of six months after the date of such termination of employment; (ii) if such termination of employment is by reason of retirement or disability, any options held by the optionee will become fully and immediately exercisable and may be exercised for a period of twelve months after the date of such termination of employment; (iii) in the event of the death of the optionee after the termination of his employment pursuant to (i) or (ii) above, the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution shall have a period of twelve months from the date of termination of the optionee's employment to exercise any options which the optionee could have exercised during such period; and (iv) in the event of the death of an optionee while employed, any options then held by the optionee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution for a period of one year after the optionee's death. Notwithstanding the foregoing, the Committee may, in its discretion, allow any such option to remain exercisable (and to continue to vest pursuant to its original vesting schedule) following the optionee's termination of employment or death. In no event, however, shall any option be exercisable after the date specified in Section 5(a) or Section 9, as applicable.

        (b) Exercise by  Non-employee  Directors.  Options  granted  pursuant to
Section 5(b) hereof may be exercised only while the optionee is a director of the Company, except that (i) if the optionee ceases to be a director of the Company as a result of such optionee's death, voluntary retirement from the Board after age 65, or resignation from the Board as a result of disability, the option may be exercised for a period of twelve months after the date such optionee ceases to be a member of the Board; and (ii) if the optionee ceases to be a director of the Company as a result his failure to be reelected by the shareholders in an election for the Board, or as a result of such optionee's resignation from the Board, the option may be exercised by the optionee at any time during its specified term prior to three months after the date such optionee ceases to be a member of the Board. In no event, however, shall any option be exercisable after the date specified in Section 5(b). An optionee shall be considered to be disabled if the optionee, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than 12 consecutive months or more, is unable to perform his or her usual duties as a director.

        (c) General. An option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment therefor and otherwise in accordance with the option agreement pursuant to which the option was granted.

        The person exercising an option granted under Section 5(a) may tender to the Company shares of Common Stock in partial or full payment of the price of the shares to be purchased pursuant to the option. Such shares shall be taken into account at their fair market value (as determined by the Committee in accordance with Section 5(a)) on the date of the exercise of the option, and the amount of cash required to be paid by the person exercising the option shall be the amount, if any, by which the total price of the shares to be purchased exceeds the fair market value of the shares tendered by the person exercising the option.

     8. Tax Withholding. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company or any subsidiary to withhold Federal income taxes or other taxes with respect to the exercise of an option granted under Section 5(a) hereof, including, without limitation, rules and procedures permitting an optionee to elect that the Company withhold shares of Common Stock otherwise issuable upon exercise of such option in order to satisfy such withholding obligation.

     9. Incentive Stock Option Limitations. No employee may be granted options intended to qualify as incentive stock options under Section 422 of the Code under the Plan and all other incentive stock option plans of the Company (and its parent corporation or subsidiary corporation, if any) which are exercisable for the first time during any calendar year with respect to stock having an aggregate fair market value (determined as of the time the option is granted) greater than $100,000. To the extent that options granted to an employee exceed the limitation set forth in the preceding sentence, the later granted of such options shall be treated as options which are not incentive stock options. Nothing herein contained shall be deemed to prevent the Committee from granting to an employee in any year options which qualify as incentive stock options and options which do not so qualify. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the respective meanings set forth in Section 424 of the Code.

        Notwithstanding the foregoing provisions of the Plan, if an incentive stock option is granted to an individual who owns (within the meaning of Section 422 (b) (6) of the Code), on the date the option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of such individual's employer corporation or of its parent corporation or subsidiary corporation, if any, then (i) the option price for each share of Common Stock subject to an incentive stock option granted to such individual shall not be less than 110 percent of the fair market value of such Common Stock on the date the option is granted, and (ii) the incentive stock option by its terms shall not be exercisable after the expiration of five years from the date the option is granted.

     10. Change of Control: Limited Rights. In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or any provisions of any stock option agreements entered into between the Company and any optionee to the contrary, all options granted under Section 5(a) of the Plan which have not expired and which are then held by any optionee (or the person or persons to whom any deceased optionee's rights have been transferred) shall, as of such Change of Control, become fully and immediately exercisable and may be exercised for the remaining term of such options. In addition, for the sixty-day period following a Change of Control affecting the Company, each optionee who is not then subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, (or the person or persons to whom any deceased optionee's rights have been transferred) shall be entitled to elect to surrender all or any portion of his options which were granted under Section 5(a) hereof to the Company in consideration for a cash payment in an amount equal to, for each share of Common Stock subject to the surrendered options, the excess of the highest fair market value for the Common Stock during such sixty-day period (or, if greater, the price offered for a share of Common Stock pursuant to a tender offer pending during such period) over the option price for such share under the surrendered options.

        For the purpose of the Plan, a "Change of Control" affecting the Company shall be deemed to have taken place upon (i) the acquisition by a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of shares of the Company having 15% or more of the total number of votes that may be cast for the election of Directors of the Company, (ii) shareholder approval of a transaction for the acquisition of the Company, or substantially all of its assets, by another entity or for a merger, reorganization, consolidation or other business combination to which the Company is a party or (iii) the election during any period of 24 months or less of 50% or more of the Directors of the Company where such Directors were not in office immediately prior to such period; provided, however, that no "Change of Control" shall be deemed to have taken place by reason of any event or occurrence described herein if the Directors of the Company in office on the date of adoption of the Plan, or their successors in office nominated by such Directors or Directors so nominated, affirmatively approve a resolution to such effect within 30 days of such event or occurrence.

     11. Dilution or Other Adjustment. If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board shall have the power to make arrangements, which shall be binding upon the holders of unexpired options, for (i) the substitution of new options for, or the assumption by another corporation of, any unexpired options then outstanding hereunder, or (ii) the cancellation of such outstanding options and the payment by the Company of an amount determined by the Board in consideration therefor. In the case of any incentive stock option, an action described in clause (i) of the preceding sentence shall be taken only in the manner and to the extent permitted by Sections 422 and 424 of the Code. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Board shall conclusively determine the appropriate adjustment in the option prices of outstanding options, in the number and kind of shares or other securities as to which outstanding options shall be exercisable and in the aggregate number of shares with respect to which options may be granted with a view toward maintaining the proportionate interest of the optionee and preserving the value of such options. In the case of any incentive stock option, any such adjustment in the shares or other securities subject to the option (including any adjustment in the option price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code.

     12. Assignability. No option granted under this Plan shall be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and during an optionee's lifetime an option shall be exercisable only by him (or, in the event of the optionee's incapacity, by his duly appointed guardian or legal representative).

     13. Amendment or Termination. The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that (i) no change in any options theretofore granted may be made without the consent of the holder thereof, and (ii) no amendment (other than an amendment authorized by Section 1) may be made increasing the aggregate number of shares of the Common Stock with respect to which options may be granted, reducing the minimum option price at which options may be granted, extending the maximum period during which options may be exercised or changing the class of persons eligible to receive options hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company. In addition, Section 5(b) and the other provisions of this Plan applicable to Non- employee Directors may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     14. General Provisions. No options may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

         Absence on leave approved by a duly constituted officer of the Company or any of its subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of the Plan or options granted hereunder, except that no options may be granted to an employee while he is absent on leave.

         No optionee shall have any rights as a shareholder with respect to any shares subject to options granted to him under the Plan prior to the date as of which he is actually recorded as the holder of such shares upon the stock records of the Company.

         Nothing contained in the Plan or in any options granted hereunder shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

         Any stock option agreement issued in connection with a grant of options under Section 5(a) of the Plan may provide that stock issued upon exercise of any options may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks or forfeiture, as the Committee may determine at the time such option is granted.

     15.  Effective Date. The effective date of the Plan is July 14, 1992.

     16. Termination. The Plan shall terminate on the date preceding the date which is ten years following the effective date specified in Section 15. No option may be granted after the termination of the Plan but options previously granted may be exercised in accordance with their terms.